As filed with the Securities and Exchange Commission on September 29, 2023
1933 Act Registration File No. 333-258490
1940 Act File No. 811-23723

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	19	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	22	[X]

Strategic Trust
(Exact Name of Registrant as Specified in Charter)

7887 East Belleview Ave., Suite 1100
Denver, Colorado 80111
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (303) 499-1959

Kevin Kelly
c/o Kelly Strategic Management, LLC
7887 East Belleview Ave., Suite 1100
Denver, Colorado 80111
(Name and Address of Agent for Service)

Copies to:
Eric Simanek, Esq.
Eversheds Sutherland (US) LLP
700 6th Street, N.W.
Washington, DC 20001
(202) 220-8412

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[X]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
September 29, 2023

Hashdex Ether Strategy ETF (EX)
listed on NASDAQ Stock Market LLC

Neither the U.S. Securities and Exchange Commission (“SEC”) nor the Commodity Futures Trading Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Fund offered through this Prospectus is not a money market funds and does not seek to maintain a fixed or stable NAV of $1.00 per share.

SUMMARY SECTION

Hashdex Ether Strategy ETF
Investment Objective
The Hashdex Ether Strategy ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.98%
1Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$100	$312
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, in standardized, cash-settled ether futures contracts and micro Ether Futures (collectively, “Ether Futures”) traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only commodity exchange registered with the CFTC on which Ether Futures are traded is the Chicago Mercantile Exchange (the “CME”). The Fund does not invest in ether or other digital assets directly.
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The Fund will invest indirectly, via a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to the Ether Futures markets in accordance with applicable rules and regulations. The Subsidiary and the Fund will have the same investment adviser, investment sub-adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year (the “Subsidiary Asset Cap”). At other times of the year, the Fund’s investments in the Subsidiary will exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank National Association.
As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” The Fund intends to “roll” its CME Ether Futures prior to expiration. The Fund’s investment sub-adviser, Teucrium Investment Advisors, LLC (“Teucrium” or the “Sub-Adviser”), with oversight from the Fund’s investment adviser, Kelly Strategic Management, LLC (d/b/a Kelly Intelligence) (the “Adviser”), seeks to invest in “front month” CME Ether Futures contracts. “Front month” contracts are the monthly contracts with the nearest expiration date. The Fund also may obtain exposure to Ether Futures by investing in back month, cash-settled Ether Futures. Back-month Ether Futures contracts are those with longer times to maturity. Typically, the Fund will roll to the next “nearby” CME Ether Futures. The “nearby” contracts are those contracts with the next closest expiration date. There is no guarantee that such a strategy will produce the desired results.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer-dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.
The Fund’s investment in Ether Futures contracts will be limited by the position limits established by the CME applicable to such contracts. Currently, the position limit for Ether Futures contracts is 8,000 contracts for an applicable month, with each contract representing fifty Ether. The Fund will be prohibited from purchasing Ether Futures in excess of these limits. If the Fund is prohibited by applicable position limits from buying additional front month Ether futures contracts, the Fund will invest, in the discretion of the Sub-Adviser, in longer dated Ether Futures contracts and/or additional Cash and Fixed Income Investments, as defined below.
The Fund (and the Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s and/or the Subsidiary’s investments in Ether Futures: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or
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(3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality (the “Cash and Fixed Income Investments”). For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.). The Cash and Fixed Income Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to the Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts. The Cash and Fixed Income Investments are intended to provide liquidity and to serve as collateral for the Fund's futures contracts. The Fund also expects to engage in reverse repurchase agreements, a form of borrowing, and use the proceeds for investment purposes.
Investors seeking direct exposure to the price of ether should consider another investment other than the Fund. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).
The Fund may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate in investments that provide exposure to Ether and/or Ether Futures contracts.
The Fund does not take temporary defensive positions. The Fund will generally hold its Ether Futures contracts during periods in which the value of ether or Ether Futures are flat or declining as well as during periods in which the value of ether or Ether Futures is rising.
Ether and Ether Futures contracts are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Ether and Ether Futures contracts have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
Ether
Ether is a digital asset that is created and transmitted through the operations of the peer-to-peer Ethereum Network (as defined below), a dispersed network of computers that operates on cryptographic software protocols based on open source code. It is widely understood that no single intermediary or entity operates or controls the Ethereum Network (referred to as “decentralization”), the transaction validation and recordkeeping infrastructure of which is collectively maintained by a disparate user base. While no entity operates or controls the Ethereum Network, the Ethereum Foundation, which is a non-profit based in Switzerland, is the main organization that supports Ethereum Network by funding research and development of ether and Ethereum Blockchain (defined below).
The Ethereum Network allows people to exchange tokens of value, or ether, which are recorded on a distributed public recordkeeping system or ledger known as a blockchain (the "Ethereum Network" or “Ethereum Blockchain”), and which is used primarily to pay for computational power on the Ethereum Network. Ether can also be used to pay for other goods and services or converted to fiat currencies, such as the U.S. dollar, at rates determined on digital asset trading venues or in individual peer-to-peer transactions. Furthermore, by combining the recordkeeping system of the Ethereum Blockchain with a flexible scripting language that is programmable and can be used to implement sophisticated logic and execute a wide variety of instructions, the Ethereum Network is intended to act as a foundational infrastructure layer that users can
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build their own custom software programs on top of (instead of using centralized web servers), with users paying fees in ether for the computational resources consumed by running their programs. In theory, anyone can build their own custom software programs on the Ethereum Network. In this way, the Ethereum Network represents a project to expand blockchain deployment beyond just a limited-purpose, peer-to-peer private payment system (such as the Bitcoin blockchain) into a flexible, distributed alternative computing infrastructure that is resistant to censorship and available to all.
The value of ether is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of ether. Ownership and transaction records for ether are protected through public-key cryptography. The supply of ether is determined by the Ethereum Protocol. No single entity owns or operates the Ethereum Network. The Ethereum Network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Ethereum Protocol and the software that enforces the Protocol and (3) users who choose which version of the Ethereum software to run. From time to time, the developers suggest changes to the Ethereum software. If a sufficient number of users and validators elect not to adopt the changes, a new digital asset, operating on the earlier version of the Ethereum software, may be created. This is often referred to as a “fork.” The price of the Ether Futures contracts in which the Fund invests may reflect the impact of these forks.
While the Fund seeks to invest primarily in Ether Futures, the Fund also may invest in other instruments as described below.
Ether Futures Contracts
Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Ether Futures, the underlying reference asset is ether. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Ether Futures traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on ether, the amount of cash to be paid is equal to the difference between the value of the ether underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The Chicago Mercantile Exchange (the “CME”) has specified that the value of ether underlying Ether Futures traded on the CME will be determined by reference to a volume-weighted average of ether trading prices on multiple trading venues.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying ether (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled Ether Futures contracts generally trade at a premium to the current market value of ether. If a negative futures basis exists, the Fund’s investments in Ether Futures contracts will generally underperform a direct investment in ether.
CME Ether Futures commenced trading on the CME Globex electronic trading platform on February 8, 2021 under the ticker symbol “ETH”. CME Ether Futures contracts are cash-settled in U.S. dollars, based on the CME C-F Ether-Dollar Reference Rate. The CME C-F Ether-Dollar Reference Rate is a daily reference rate that aggregates ether US dollar
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transactions on the constituent ether spot trading platforms (each a “Constituent Platform”) selected by CF Benchmarks based on the Constituent Platform Criteria. CF Benchmarks is a benchmark administrator subject to United Kingdom Financial Conduct Authority Regulation. The Constituent Platform Criteria requires each Constituent Platform to implement policies and procedures designed to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Platform must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations. Each Constituent Platform is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the Constituent Platform continues to meet all criteria.
Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Fund.”
Ether and Ether Futures are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to zero. You should be prepared to lose your entire investment. The performance of Ether Futures contracts and therefore the performance of the Fund may differ significantly from the performance of ether.
•Ether and Ether Futures Risk. Investments linked to ether can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
The value of the Shares relates closely to the value of the ether and fluctuations in the price of ether will adversely affect the value of the Shares. Due to the nature of private keys, ether transactions are irrevocable and stolen or incorrectly transferred ether may be irretrievable. As a result, any incorrectly executed ether transaction, to the extent it affects the market price of ether, could adversely affect an investment in the Fund. Ether accounts are subject to security threats that could results in a loss of assets. The Ethereum Network’s decentralized governance structure may negatively affect its ability to grow and respond to challenges.
A number of factors affecting the price and market for ether.
◦Supply and demand for ether. It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of Ether Futures to fluctuate quickly and without warning.
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New digital assets are likely to continue to compete with ether by targeting particular variations and enhancements of blockchain technology. As other digital assets seek to exploit particular competitive advantages like enabling enhanced confidentiality and privacy, increased efficiency and utility, lower transaction fees or faster validation rates as compared to ether – and as broad-based user adoption of digital assets continues, ether may decline in value. As a result, the value of the Ether Futures held by the Fund, and consequently the values of     the Shares, may decrease.
So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. Such protocols are intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum Network. The Ethereum Network functions as the base layer, or “Layer 1” blockchain. Layer 2 solutions offer developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended.
For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of decentralized apps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. It is possible that a disruption on the Ethereum Network, for example, could have a material adverse effect on the functioning of the Layer 2 solutions and the value of the Fund’s holdings and an investment in the Shares.
◦Adoption and use of ether. Ether and Ether Futures are relatively new investments, and the continued adoption of ether will require growth in its usage as a means of payment. Even if growth in ether adoption continues in the near or medium-term, there is no assurance that ether usage will continue to grow over the long-term. A contraction in the use of ether may result in a lack of liquidity, increased volatility in and a reduction to the price of ether.
◦The regulatory environment relating to ether and Ether Futures. The regulation of ether, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for ether businesses to provide services, which may impede the growth of the ether economy and have an adverse effect on consumer adoption of ether. Regulatory changes or actions may alter the nature of an investment in ether or restrict the use or operations of the Ethereum Network or venues on which ether trades in a manner that adversely affects the price of ether and, therefore, Ether Futures. For example, it may become difficult or illegal to acquire, hold, sell or use ether in one or more countries, which could adversely impact the price of ether. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell ether and Ether Futures. Similarly, future regulatory changes could impact the ability of the Fund to achieve its investment objective or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate as planned.
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Additionally, to the extent that ether itself is offered and sold as a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Ethereum Network, ether trading or ownership in ether, the Ether Futures may be adversely affected, which may have an adverse effect on the value of your investment in the Fund. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Often, certain factors appear to support a conclusion that the digital asset in question is a security, while other factors appear to support the opposite conclusion, and in such a case counsel endeavors to weigh the importance and relevance of the competing factors. This analytical process is further complicated by the fact that, at present, federal judicial case law applying the relevant tests to digital assets is scant, with no federal appellate court having considered the question on the merits, as well as the fact that because each digital asset presents its own unique set of relevant facts, it is not always possible to directly analogize the analysis of one digital asset to another. The SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities.
Any enforcement action by the SEC or a state securities regulator asserting that ether is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading value of ether and, therefore, Ether Futures. This is because the business model behind ether is incompatible with regulations applying to transactions in securities. If ether is offered and sold as to be a security, it is likely to become difficult or impossible for ether to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of ether, is likely to significantly impact its liquidity and market participants’ ability to convert ether into U.S. dollars. In addition, Ether Futures would be regulated as securities under the federal securities laws and would have to be listed and traded on national securities exchanges, which would significantly disrupt trading and increase the costs of Ether Futures, which would have a materially adverse impact on the value of the Fund’s investments.
◦Margin requirements and position limits applicable to Ether Futures. Margin levels for Ether Futures are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to Ether Futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
◦Largely unregulated marketplace. Ether, the Ethereum Network and digital asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to ether. Such manipulation could cause investors in ether to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
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Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for ether investors. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own ether or the quantity of ether that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of ether or a group of holders from selling their ethers, which could depress the price of ether, or otherwise attempting to manipulate the price of ether or the Ethereum Network. Events that reduce user confidence in ether, the Ethereum Network and the fairness of digital asset trading venues could have a negative impact on the price of ether and the value of an investment in the Fund.
If the crypto asset trading venues, which may serve as a pricing source for the calculation of the CME C-F Ether-Dollar Reference Rate that is used for the purposes of valuing the Fund’s investments, become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve and state financial institution regulators), among other things, trading in ether may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility and trading volumes of ether. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade ether (which may materially impact price, volatility or trading of ether more generally). Each of these events could have a negative impact on Ether Futures and the value of an investment in the Fund.
The trading of ether is fragmented across numerous trading venues. The fragmentation of the volume of ether transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
Market participants trading ether futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in ether. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different trading venues. These factors potentially increase the cost and uncertainty of trading ether and may decrease the effectiveness of using transactions in ether to help manage or offset positions in ether futures. Market participants who are unable to fully or effectively manage or hedge their positions in ether futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
◦Ethereum Cybersecurity Risk. Blockchain technology and the Ethereum Network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies, the Ethereum Network, the price of ether and Ether Futures. In addition, certain features of blockchain technology, such as decentralization, open
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source protocol, including the code of smart contracts running on the Ethereum Blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against the Ethereum protocol and of entities that custody or facilitate the transfers or trading of ether could result in a significant theft of ether and a loss of public confidence in Ethereum, which could lead to a decline in the value of ether and, as a result, adversely impact the Fund’s investment in Ether Futures. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Ethereum Network, such actor or botnet could alter the blockchain and adversely affect the value of ether, which would adversely affect the Fund’s investment in Ether Futures.
◦Declining compensation. Transactions in ether are processed by validators which are primarily compensated in ether based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize validators to process transactions, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
◦Forks. The open source nature of the Ethereum protocol permits any developer to review the underlying code and suggest changes. If some users and validators adopt a change while others do not and that change is not compatible with the existing software, a fork occurs. Several forks have already occurred in the Ethereum Network resulting in the creation of new, separate digital assets. Which fork will be considered to be ether for purposes of the CME C-F Ether-Dollar Reference Rate is determined by CF Benchmarks. Forks and similar events could adversely affect the price and liquidity of ether and the value of an investment in the Fund. A fork may be intentional such as the Ethereum “Merge.” The “Merge” represents the Ethereum Network’s shift from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. This means that instead of being required to solve complex mathematical problems validators are required to stake ether. Ethereum staking is the process of locking up an amount of ether for a specified period of time in order to contribute to the security of the blockchain and earn network rewards. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain.
A temporary or permanent “fork” of the Ethereum Blockchain could adversely affect the short-, medium-, or long-term value of ether and an investment in the Fund. A “hard fork” of the Ethereum Network, where less than a substantial majority of users or validators (under the current proof-of-stake model) consent to a proposed modification, and the modification is not compatible with the software prior to its modification, could result in one group of users running the pre-modified software and the other running the modified software. If validators expend fewer resources on the Ethereum Network, it could increase the likelihood of a malicious actor obtaining control. The Ethereum Network has forked in the past. In 2016, a fork resulted in the creation of Ethereum and Ethereum Classic networks. Recently, in connection with the network upgrade on September 15, 2022, a group of miners wishing to continue the proof-of-work model forked the network to create a new blockchain that continues to use proof-of-work consensus. Following a fork, holders of one asset such as ether will hold equal amounts of
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assets resulting from the fork, in this case, assets on the Ethereum proof- of-work blockchain. The Ether Futures in which the Fund will invest do not grant rights to any assets resulting from a fork; therefore, the Fund and its shareholders will not receive assets resulting from the fork in the case of any such event.
In July 2016, the Ethereum Network experienced what is referred to as a permanent hard fork that resulted in two different versions of its blockchain: Ethereum and Ethereum Classic.
In April 2016, a blockchain solutions company known as Slock.it announced the launch of a decentralized autonomous organization, known as “The DAO” on the Ethereum Network. The DAO was designed as a decentralized crowdfunding model, in which anyone could contribute ether tokens to The DAO in order to become a voting member and equity stakeholder in the organization. Members of The DAO could then make proposals about different projects to pursue and put them to a vote. By committing to profitable projects, members would be rewarded based on the terms of a smart contract and their proportional interest in The DAO. As of May 27, 2016, $150 million, or approximately 14% of all ether outstanding, was contributed to, and invested in, The DAO.
On June 17, 2016, an anonymous hacker exploited The DAO smart contract code to syphon approximately
$60 million, or 3.6 million ether, into a segregated account. Upon the news of the breach, the price of ether was quickly cut in half as investors liquidated their holdings and members of the Ethereum community worked to determine a solution.
In the days that followed, several attempts were made to retrieve the stolen funds and secure the Ethereum Network. However, it soon became apparent that direct interference with the protocol (i.e., a hard fork) would be necessary. The argument for the hard fork was that it would create an entirely new version of the Ethereum Blockchain, erasing any record of the theft, and restoring the stolen funds to their original owners. The counterargument was that it would be antithetical to the core principle of immutability of the Ethereum Blockchain.
The decision over whether or not to hard fork the Ethereum Blockchain was put to a vote of Ethereum community members. A majority of votes were cast in favor of a hard fork. On July 15, 2016, a hard fork specification was implemented by the Ethereum Foundation. On July 20, 2016, the Ethereum Network completed the hard fork, and a new version of the blockchain, without recognition of the theft, was born.
Many believed that after the hard fork the original version of the Ethereum Blockchain would dissipate entirely. However, a group of miners continued to mine the original Ethereum Blockchain for philosophical and economic reasons. On July 20, 2016, the original Ethereum protocol was rebranded as Ethereum Classic, and its native token as ether classic (“ETC”), preserving the untampered transaction history (including The DAO theft). Following the hard fork of Ethereum, each holder of ether automatically received an equivalent number of ETC tokens.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Ethereum Network contains certain flaws. For example, a validator with more than 33% of the staked ether will have the ability to prevent the chain from finalizing transactions. If more than 33% of the staked ether is maliciously attesting or failing to attest, then a two-thirds supermajority cannot exist and the chain cannot finalize.
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In addition, the Ethereum Network is currently vulnerable to a “51% attack” where, if a validator were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain. Further, a validator with 66% or more of the total staked ether can revise the history of transactions on the blockchain. As the supermajority stakeholder, the attacker would always control the contents of the finalized blocks, with the power to spend, rewind and spend again, censor certain transactions and reorganize the blockchain at will. By purchasing additional ether to control 66% rather than 51%, the attacker is effectively buying the ability to do ex post reorganizations and finality reversions (i.e., change the past as well as control the future).
Further, smart contracts on the network may create systemic risk for the price of ether in the event of an exploit. A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of ether As a digital asset, ether is subject to cybersecurity risks, including the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal ether held by others, control the blockchain, steal personally identifying information, or issue significant amounts of ether in contravention of the ether protocols. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of ether and Ether Futures and therefore the value of an investment in the Fund. Additionally, the ether network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Ethereum Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Ethereum Network, the price of ether and Ether Futures, and the value of an investment in the Fund.
◦Pricing Volatility Risk. The price of ether has experienced periods of extreme volatility. Ethereum price volatility may be influenced by, among other things, trading activity on and the closing of digital asset trading platforms (including those featuring leveraged trading) due to fraud, failure, security breaches or otherwise. Ether price volatility also may be influenced by momentum pricing. Also, speculation by traders and investors regarding the potential future appreciation in the value of ether may inflate the price of ether. Conversely, a decrease in demand or speculation for, or government regulation (including, without limitation, the tax treatment of Ethereum transactions) and the perception of onerous regulatory actions, may cause a drop in the price of ether. Further, developments related to the Ethereum Network’s operations, individual digital asset trading platforms and the overall Ethereum market also contribute to the volatility in the price of ether. Such volatility in the future, including further declines in the trading prices of ether, could have a material adverse effect on the value of Ether Futures, and therefore on the Fund’s performance and the value of Shares. In addition, there is potential for herd behavior (e.g., multiple funds trying to exit positions at the same time) when there is extreme volatility. Shares could lose all or substantially all of their value.
Ether is exposed to instability in other speculative parts of the blockchain and crypto asset industry, such that an event that is not necessarily related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. Several recent developments in the digital asset economy resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.
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Since the fourth quarter of 2021 to date in 2023, digital asset prices have fluctuated widely. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading venues, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. This resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.
For example, in November 2022, FTX, the third largest digital asset trading venue by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. FTX is also under investigation by the SEC, the Justice Department, and the CFTC, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC, a subsidiary of Genesis Global Holdco, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023 for their alleged unregistered offer and sale of securities to retail investors.
These events have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the Fund holdings, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.
•Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Ether Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage.
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As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
•Ether Futures Capacity Risk: If the Fund’s ability to obtain exposure to Ether Futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Ether Futures market, a disruption to the Ether Futures market, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to Ether Futures contracts will cause the Fund’s performance to deviate from the performance of Ether and Ether Futures. Additionally, the ability of the Fund to obtain exposure to Ether Futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
•Cost of Futures Investment Risk. As discussed above, when a Ether Futures contract is nearing expiration, the Fund will “roll” the futures contract, which means it will generally sell such contract and use the proceeds to buy a Ether Futures contract with a later expiration date. When rolling futures contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Ether Futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether Futures have historically experienced extended periods of contango. Contango in the Ether Futures market may have a significant adverse impact on the performance of the Fund. and may cause Ether Futures to underperform spot Ether. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back- month futures contracts. Additionally, because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
•Target Exposure and Rebalancing Risks. The Fund will normally seek to maintain notional exposure to ether equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund will reduce its exposure to Ether Futures contracts on or about such dates. If the value of Ether Futures contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.
•Counterparty Risk. Investing in derivatives and repurchase agreements involves entering into contracts with third parties (i.e., counterparties). The use of derivatives and repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit
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risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
The counterparty to a listed futures contract is the derivatives clearing organization for the listed future. The listed future is held through an FCM acting on behalf of the Fund. Consequently, the counterparty risk on a listed futures contract is the creditworthiness of the FCM and the exchange’s clearing corporation.
•Investment Strategy Risk. The Fund actively invests in Ether Futures. The Fund does not invest directly in or hold ether. The price of Ether Futures should be expected to differ from the current cash price of ether, which is sometimes referred to as the “spot” price of ether. Consequently, the performance of the Fund should be expected to perform differently from the spot price of ether. These differences could be significant.
•Market and Volatility Risk. The prices of ether and Ether Futures have historically been highly volatile. The value of the Fund’s investments in Ether Futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
•Liquidity Risk. The market for the Ether Futures contracts is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and may increase the losses incurred while trying to do so. Such large positions also may impact the price of Ether Futures, which could decrease the correlation between the performance of Ether Futures and the “spot” price of Ether.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Active Management Risk. The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.
•Borrowing Risk. The Fund may borrow for investment purposes using reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
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•Cash and Fixed Income Investments Risk. The Fund’s use of Cash and Fixed Income Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.
•Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.
•Concentration Risk. The Fund’s investments will be concentrated (i.e., more than 25% of the Fund’s total assets) in investments that provide exposure to ether and/or Ether Futures. Therefore, the value of the Shares may rise and fall more than the value of shares of a fund that invests in a more diversified portfolio.
•Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-
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service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
•Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Transactions Risk. The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize taxable gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
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◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NASDAQ, Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
◦High Portfolio Turnover Risk. The Fund, through the Subsidiary, may frequently buy and sell Ether Futures and other assets as part of its strategy to obtain exposure to ether. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.
•Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. The Fund seeks to engage in reverse repurchase agreements, a form of borrowing, and use the proceeds for investment purposes. The use of reverse repurchase agreements, therefore, constitutes a form of leverage. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may result in increased volatility. The use of reverse repurchase agreements also may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations.
•Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-
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owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.
•Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund will cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.
Because Ether Futures contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Ether Futures contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.
If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
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•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.KellyETFs.com or by calling the Fund toll-free at (800) 658-1070.

Portfolio Management

Adviser        Kelly Strategic Management, LLC (d/b/a Kelly Intelligence)
Sub-Adviser        Teucrium Investment Advisors, LLC
Portfolio Managers    Steve Kahler and Springer Harris, each a Portfolio Manager of the Sub-Adviser, have served as portfolio managers since the Fund’s inception.
Kevin R. Kelly, Chief Executive Officer of the Adviser, served as a portfolio manager since the Fund’s inception.
Buying and Selling Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.KellyETFs.com.
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Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUND
Additional Information About the Fund’s Investment Objective
The Fund’s investment objective is that it seeks capital appreciation. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without a vote of shareholders upon written notice to shareholders.
Additional Information About the Fund’s Investment Strategy
The Fund pursues its investment strategy primarily by investing in Ether Futures. In addition, the Fund expects to have significant holdings of cash, cash-like instruments or high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Sub-Adviser to be of comparable quality (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s futures contracts and to support the Fund’s use of leverage. The Fund does not invest in ether or other digital assets directly.
Ether is a relatively new asset class and accordingly, Ether Futures and, therefore, the Fund are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Ether Futures have historically been more volatile than traditional asset classes. You should be prepared to lose your entire investment.
For cash management or temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio investments or to meet anticipated redemptions of its shares.
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Overview of the Ether Industry and Market
Ether and the Ethereum Network
Ether is the digital asset that powers the Ethereum Network, which is a peer-to-peer, open-source network that no single intermediary or entity operates or controls (referred to as “decentralization”). Ether is not issued by governments, banks or any other centralized authority.
Unlike ether, the Ethereum Network is not intended to be effectively a limited-purpose payment platform dedicated to recording transfers of ether. Instead, by combining the Ethereum Blockchain with a flexible scripting language that could be used to implement sophisticated logic and execute a wide variety of instructions, the Ethereum Network was designed to act as a foundational infrastructure layer that would enable users to create their own rules for ownership, transaction formats and state transition functions that they could build into custom software programs of their own creation. On top of the Ethereum Network’s foundational layer, users can write and deploy “smart contracts”, which are general-purpose code that executes on every computer in the Ethereum Network and which govern the transmission of information and value based on a set of logical conditions. Smart contract operations are executed on the Ethereum Blockchain in exchange for payment of Ether. Users can also build complex applications, or “decentralized applications”, which employ the Ethereum Blockchain as a back-end infrastructure instead of centralized web servers, and which may also have an online interface or “front end” through which their own users interact with the decentralized application. Decentralized applications execute operations on the Ethereum Blockchain through associated smart contracts. Using smart contracts and decentralized applications built on top of the Ethereum Blockchain, users can create markets, vote in elections, store data files or registries of debts or promises, represent the ownership of property, play games, and even issue their own digital assets and tokens (other than ether) inside decentralized applications and transfer them in accordance with sophisticated sets of conditional instructions embedded into smart contracts, allowing decentralized economies to develop.
The infrastructure of the Ethereum Network is collectively maintained on a distributed basis by the network’s self-selected participants, consisting of “validators”, who run special software to validate transactions; developers of the Ethereum protocol, who maintain and contribute updates to the Ethereum Network’s source code; developers of decentralized applications and smart contracts, which run on top of the Ethereum Network; and users, who download and maintain on their individual computer a full or partial copy of the blockchain and related software. There is currently no maximum cap on the total number of ether that can be issued or outstanding. The value of ether is determined by the supply of and demand for ether on the crypto asset trading platforms or in peer-to-peer transactions.
Among other things, ether is used primarily to pay for computational power on the Ethereum Network. To that end, ether is used to pay for transaction fees, or “gas fees,” associated with the computational services required to process transactions or run smart contracts on the Ethereum Network. This model is designed to increase the efficiency of the Ethereum Network by making wasteful code more costly to execute, to prevent accidental or malicious infinite loops, as well as to promote the economic viability of the Ethereum Network by compensating network participants who contribute computational resources for their contributions. Decentralized applications and smart contracts must obtain ether to pay gas fees in order to operate, creating one source of demand for ether, alongside speculation and other sources.
Creation of New Ether
Initial Creation of Ether
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The initial creation of ether was in connection with a crowd funding transaction in 2014 in which 60 million ether were pre-sold and the proceeds were used to fund the development of the blockchain that was launched in July 2015. Another 12 million ether were created to the development fund, most of it going to early contributors and developers and the remaining amount to the Ethereum Foundation. All additional ether has been created through the mining or staking process and will be created through the staking process.
Proof-of-Stake Validator Rewards
The Ethereum Network is kept running by computers all over the world. In order to incentivize those who incur the opportunity costs of "staking" ether to secure the network by validating transactions, there is a reward that is given to the validators approximately every 6.4 minutes based on validator performance. Every 15 seconds, on average, a new block is added to the Ethereum Blockchain with the latest transactions processed by the network. Prior to Merge, the validator that generated was awarded 2.0 ether with approximately 13,000 ether in mining rewards created per day. Following the Merge, mining rewards no longer occur; ether is created only as staking rewards in an amount of approximately 1,700 ether per day. This amount will vary with the number of amount of ether staked.
This reward system is the method by which new ether enter into circulation.
Proof-of-Stake Consensus Mechanism
In the second half of 2020, the Ethereum Network began the first of several stages of an upgrade that was initially known as "Ethereum 2.0" and eventually became known as the "Merge" to transition the Ethereum Network from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. The Merge was completed on September 15, 2022, and the Ethereum Network has operated on a proof-of-stake model since such time.
Unlike proof-of-work, in which validators expend computational resources to compete to validate transactions and are rewarded ether in proportion to the amount of computational resources expended, in proof-of-stake, validators, risk or “stake” ether to compete to be randomly selected to validate transactions and are rewarded ether in proportion to the amount of ether staked. Any malicious activity by a validator, such as validating multiple blocks, disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked ether. Proof-of-stake is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”
Limits on Ether Supply
The rate at which new ether are issued and put into circulation is expected to vary. In September 2022 the Ethereum Network converted from proof-of-work to a new proof-of-stake consensus mechanism. Following the Merge, approximately 1,700 ether are issued per day, though the issuance rate varies based on the number of validators on the network. In addition, the issuance of new ether could be partially or completely offset by the burn mechanism introduced by the EIP-1559 modification, under which ether are removed from supply at a rate that varies with network usage. On occasion, the ether supply has been deflationary over a 24-hour period as a result of the burn mechanism. The attributes of the new consensus algorithm are subject to change, but in sum, the new consensus algorithm and related modifications reduced total new ether issuances and could turn the ether supply deflationary over the long term.
As of December 31, 2022, approximately 120 million ether were outstanding.
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Target Exposure, Borrowing and Leverage
Although the Fund seeks to maintain the exposure to ether equal to approximately 100% of the Fund’s net assets (the “Target Exposure”), the maximum exposure to ether that the Fund is able to achieve will be primarily determined by: (1) the Subsidiary Asset Cap and (2) the amount of exposure to Ether provided by the Ether Futures held by the Subsidiary. In addition, the Fund expects to periodically rebalance its positions in Ether Futures in order to seek to achieve or maintain the Target Exposure or to maintain compliance with the Subsidiary Asset Cap, as applicable, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs.
In addition, the Fund’s actual exposure to ether at any particular point in time may be less than the Target Exposure, and may be materially less. At any time at which the Fund’s exposure to ether is less than the Target Exposure —i.e., less than 100% of the Fund’s net asset value — any changes in value of ether will generally result in proportionally smaller changes in the Fund’s NAV. At any time at which the Fund’s exposure to ether is greater than 100% of the Fund’s net asset value, any changes in value of ether will generally result in proportionally larger changes in the Fund’s NAV. In addition, because the Fund does not invest directly in ether, the Fund is exposed to futures basis and to tracking error, so any changes in value of ether may result in proportionally smaller or larger changes in the value of the Fund’s Ether Futures. As a result, there can be no assurance that changes in the value of the Fund resulting from the Fund’s investments will track changes in the value of ether.
The Fund seeks to achieve and maintain the Target Exposure by using leverage inherent in futures contracts and through reverse repurchase agreements, and may also obtain leverage in the form of borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s Ether Futures will provide leverage to the extent they give the Fund exposure to an amount of underlying ether with a greater value than the amount of collateral the Fund is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the NFA.
The Fund’s investments in futures contracts and reverse repurchase agreements will be treated as “derivatives” under Rule 18f-4 (“Rule 18f-4”) under the 1940 Act. Rule 18f-4 regulates the use of derivative instruments and certain related transactions by mutual funds. Pursuant to Rule 18f-4, the Fund has adopted and implemented (or will in the future) a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts and reverse repurchase agreements) is limited through a value-at-risk (“VaR”) test. Very generally, VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level. Rule 18f-4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.
The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the
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future may be subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions.
Additional Information about the Principal Risks of Investing in the Fund
This section provides additional information regarding the principal risks described in the Fund Summary. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The following principal risks are applicable to investments in the Fund. Each of the factors below could have a negative impact on the Fund’s performance and trading prices.
Ether and Ether Futures Risk
Investments linked to ether can be highly volatile compared to investments in traditional securities and the Fund may experience sudden and large losses. These markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events, wars, acts of terrorism, natural disasters (including disease, epidemics and pandemics) and changes in interest rates or inflation rates. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
The value of the Shares relates closely to the value of the ether and fluctuations in the price of ether will adversely affect the value of the Shares. Due to the nature of private keys, ether transactions are irrevocable and stolen or incorrectly transferred ether may be irretrievable. As a result, any incorrectly executed ether transaction, to the extent it effects the market price of ether, could adversely affect an investment in the Fund. Ether accounts are subject to security threats that could results in a loss of assets. The Ethereum Network’s decentralized governance structure may negatively affect its ability to grow and respond to challenges.
A number of factors affecting the price and market for ether.
Supply and demand for ether. It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Market fraud and/or manipulation and other fraudulent trading practices such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets, significant market volatility, and cause the value of Ether Futures to fluctuate quickly and without warning.
New digital assets are likely to continue to compete with ether by targeting particular variations and enhancements of blockchain technology. As other digital assets seek to exploit particular competitive advantages—like enabling enhanced confidentiality and privacy, increased efficiency and utility, lower transaction fees or faster validation rates as compared to ether – and as broad-based user adoption of digital assets continues, ether may decline in value. As a result, the value of the Ether Futures held by the Fund, and consequently the values of the Shares, may decrease.
So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. Such protocols are intended to
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provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum Network. The Ethereum Network functions as the base layer, or “Layer 1” blockchain. Layer 2 solutions offer developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended.
For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of decentralized apps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. It is possible that a disruption on the Ethereum Network, for example, could have a material adverse effect on the functioning of the Layer 2 solutions and the value of the Fund’s holdings and an investment in the Shares.
Adoption and use of ether. Ether and Ether Futures are relatively new investments, and the continued adoption of ether will require growth in its usage as a means of payment. Even if growth in ether adoption continues in the near or medium-term, there is no assurance that ether usage will continue to grow over the long-term. A contraction in the use of ether may result in a lack of liquidity, increased volatility in and a reduction to the price of ether.
The regulatory environment relating to ether and Ether Futures. The regulation of ether, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for ether businesses to provide services, which may impede the growth of the ether economy and have an adverse effect on consumer adoption of ether. Regulatory changes or actions may alter the nature of an investment in ether or restrict the use or operations of the Ethereum Network or venues on which ether trades in a manner that adversely affects the price of ether and, therefore, Ether Futures. For example, it may become difficult or illegal to acquire, hold, sell or use ether in one or more countries, which could adversely impact the price of ether. There is a possibility of future regulatory change altering, perhaps to a material extent, the ability to buy and sell ether and Ether Futures. Similarly, future regulatory changes could impact the ability of the Fund to achieve its investment objective, or alter the nature of an investment in the Fund or the ability of the Fund to continue to operate as planned.
Additionally, to the extent that ether itself is offered and sold as a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Ethereum Network, ether trading or ownership in ether, the Ether Futures may be adversely affected, which may have an adverse effect on the value of your investment in the Fund. The test for determining whether a particular digital asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Often, certain factors appear to support a conclusion that the digital asset in question is a security, while other factors appear to support the opposite conclusion, and in such a case counsel endeavors to weigh the importance and relevance of the competing factors. This analytical process is further complicated by the fact that, at present, federal judicial case law applying the relevant tests to digital assets is scant, with no federal appellate court having considered the question on the merits, as well as the fact that because each digital asset presents its own unique set of relevant facts, it is not always possible to directly analogize the analysis of one digital asset to another. The SEC has brought enforcement actions against the issuers and promoters of several other digital assets on the basis that the digital assets in question are securities.
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Any enforcement action by the SEC or a state securities regulator asserting that ether is a security, or a court decision to that effect, would be expected to have an immediate material adverse impact on the trading value of ether and, therefore, Ether Futures. This is because the business model behind ether is incompatible with regulations applying to transactions in securities. If ether is offered or sold as a security, it is likely to become difficult or impossible for ether to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of ether, is likely to significantly impact its liquidity and market participants’ ability to convert ether into U.S. dollars. In addition, Ether Futures would be regulated as securities under the federal securities and laws and would have to be listed and traded on national securities exchanges, which would significantly disrupt trading and increase the costs of Ether Futures, which would have a materially adverse impact on the value of the Fund’s investments.
Margin requirements and position limits applicable to Ether Futures contracts. Margin levels for Ether Futures contracts are substantially higher than the margin requirements for more established futures contracts. Additionally, the FCMs utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. High margin requirements could prevent the Fund from obtaining sufficient exposure to Ether Futures and may adversely affect its ability to achieve its investment objective. Further, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
Largely unregulated marketplace. Ether, the Ethereum Network and the digital asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals, or groups may engage in insider trading, fraud or market manipulation with respect to ether. Such manipulation could cause investors in ether to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be subject of regulatory investigations.
Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. The nature of the assets held at digital asset trading venues make them appealing targets for hackers and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, in some cases total, losses for ether investors. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur. There is no central registry showing which individuals or entities own ether or the quantity of ether that is owned by any particular person or entity. There are no regulations in place that would prevent a large holder of ether or a group of holders from selling their ethers, which could depress the price of ether, or otherwise attempting to manipulate the price of ether or the Ethereum Network. Events that reduce user confidence in ether, the Ethereum Network and the fairness of digital asset trading venues could have a negative impact on the price of ether and the value of an investment in the Fund.
If the crypto asset trading venues, which may serve as a pricing source for the calculation of the CME C-F Ether-Dollar Reference Rate that is used for the purposes of valuing the Fund’s investments, become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the
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Federal Reserve and state financial institution regulators), among other things, trading in ether may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility and trading volumes of ether. Additionally, the trading venues may be required to comply with tax, AML, know-your-customer and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade ether (which may materially impact price, volatility or trading of ether more generally). Each of these events could have a negative impact on Ether Futures and the value of an investment in the Fund.
The trading of ether is fragmented across numerous trading venues. The fragmentation of the volume of ether transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
Market participants trading ether futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in ether. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different trading venues. These factors potentially increase the cost and uncertainty of trading ether and may decrease the effectiveness of using transactions in ether to help manage or offset positions in ether futures. Market participants who are unable to fully or effectively manage or hedge their positions in ether futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
Ethereum Cybersecurity Risk. Blockchain technology and the Ethereum Network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies, the Ethereum Network, the price of ether and Ether Futures. In addition, certain features of blockchain technology, such as decentralization, open source protocol, including the code of smart contracts running on the Ethereum Blockchain, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against the Ethereum protocol and of entities that custody or facilitate the transfers or trading of Ether could result in a significant theft of ether and a loss of public confidence in Ethereum, which could lead to a decline in the value of ether and, as a result, adversely impact the Fund’s investment in Ether Futures. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Ethereum Network, such actor or botnet could alter the blockchain and adversely affect the value of ether, which would adversely affect the Fund’s investment in Ether Futures.
Declining mining compensation. Transactions in ether are processed by validators which are primarily compensated in ether based on a declining payment schedule and, in some instances, by voluntary fees paid by participants. If this compensation is not sufficient to incentivize validators to process transactions, the confirmation process for transactions may slow and the Ethereum Network may become more vulnerable to malicious actors. These and similar events may have a significant adverse effect on the price and liquidity of ether and the value of an investment in the Fund.
Forks. The open source nature of the Ethereum protocol permits any developer to review the underlying code and suggest changes. If some users and validators adopt a change while others do not and that change is not compatible with the
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existing software, a fork occurs. Several forks have already occurred in the Ethereum Network resulting in the creation of new, separate digital assets. Which fork will be considered to be ether for purposes of the CME C-F Ether-Dollar Reference Rate is determined by CF Benchmarks. Forks and similar events could adversely affect the price and liquidity of ether and the value of an investment in the Fund. A fork may be intentional such as the Ethereum “Merge.” The ’Merge’ represents the Ethereum Network’s shift from a proof-of-work consensus mechanism to a proof-of-stake consensus mechanism. This means that instead of being required to solve complex mathematical problems validators are required to stake ether. Ethereum staking is the process of locking up an amount of ether for a specified period of time in order to contribute to the security of the blockchain and earn network rewards. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain.
A temporary or permanent “fork” of the Ethereum Blockchain could adversely affect the short-, medium-, or long-term value of ether and an investment in the Fund. A “hard fork” of the Ethereum Network, where less than a substantial majority of users or validators (under the current proof-of-stake model) consent to a proposed modification, and the modification is not compatible with the software prior to its modification, could result in one group of users running the pre- modified software and the other running the modified software. If validators expend fewer resources on the Ethereum Network, it could increase the likelihood of a malicious actor obtaining control. The Ethereum Network has forked in the past. In 2016, a fork resulted in the creation of Ethereum and Ethereum Classic networks. Recently, in connection with the network upgrade on September 15, 2022, a group of miners wishing to continue the proof-of-work model forked the network to create a new blockchain that continues to use proof-of-work consensus. Following a fork, holders of one asset such as ether will hold equal amounts of assets resulting from the fork, in this case, assets on the Ethereum proof- of-work blockchain. The Ether Futures in which the Fund will invest do not grant rights to any assets resulting from a fork; therefore, the Fund and its shareholders will not receive assets resulting from the fork in the case of any such event.
In July 2016, the Ethereum Network experienced what is referred to as a permanent hard fork that resulted in two different versions of its blockchain: Ethereum and Ethereum Classic.
In April 2016, a blockchain solutions company known as Slock, it announced the launch of a decentralized autonomous organization, known as “The DAO” on the Ethereum Network. The DAO was designed as a decentralized crowdfunding model, in which anyone could contribute ether tokens to The DAO in order to become a voting member and equity stakeholder in the organization. Members of The DAO could then make proposals about different projects to pursue and put them to a vote. By committing to profitable projects, members would be rewarded based on the terms of a smart contract and their proportional interest in The DAO. As of May 27, 2016, $150 million, or approximately 14% of all ether outstanding, was contributed to, and invested in, The DAO.
On June 17, 2016, an anonymous hacker exploited The DAO smart contract code to syphon approximately $60 million, or 3.6 million ether, into a segregated account. Upon the news of the breach, the price of ether was quickly cut in half as investors liquidated their holdings and members of the Ethereum community worked to determine a solution.
In the days that followed, several attempts were made to retrieve the stolen funds and secure the Ethereum Network. However, it soon became apparent that direct interference with the protocol (i.e., a hard fork) would be necessary. The argument for the hard fork was that it would create an entirely new version of the Ethereum Blockchain, erasing any
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record of the theft, and restoring the stolen funds to their original owners. The counterargument was that it would be antithetical to the core principle of immutability of the Ethereum Blockchain.
The decision over whether or not to hard fork the Ethereum Blockchain was put to a vote of Ethereum community members. A majority of votes were cast in favor of a hard fork. On July 15, 2016, a hard fork specification was implemented by the Ethereum Foundation. On July 20, 2016, the Ethereum Network completed the hard fork, and a new version of the blockchain, without recognition of the theft, was born.
Many believed that after the hard fork the original version of the Ethereum Blockchain would dissipate entirely. However, a group of miners continued to mine the original Ethereum Blockchain for philosophical and economic reasons. On July 20, 2016, the original Ethereum protocol was rebranded as Ethereum Classic, and its native token as ether classic (“ETC”), preserving the untampered transaction history (including The DAO theft). Following the hard fork of Ethereum, each holder of ether automatically received an equivalent number of ETC tokens.
“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Ethereum Network contains certain flaws. For example, a validator with more than 33% of the staked ether will have the ability to prevent the chain from finalizing transactions. If more than 33% of the staked ether is maliciously attesting or failing to attest, then a two-thirds supermajority cannot exist and the chain cannot finalize. In addition, the Ethereum Network is currently vulnerable to a “51% attack” where, if a validator were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain. Further, a validator with 66% or more of the total staked ether can revise the history of transactions on the blockchain. As the supermajority stakeholder, the attacker would always control the contents of the finalized blocks, with the power to spend, rewind and spend again, censor certain transactions and reorganize the blockchain at will. By purchasing additional ether to control 66% rather than 51%, the attacker is effectively buying the ability to do ex post reorganizations and finality reversions (i.e., change the past as well as control the future).
Further, smart contracts on the network may create systemic risk for the price of ether in the event of an exploit. A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of ether As a digital asset, ether is subject to cybersecurity risks, including the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal ether held by others, control the blockchain, steal personally identifying information, or issue significant amounts of ether in contravention of the ether protocols. The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of ether and Ether Futures and therefore the value of an investment in the Fund. Additionally, the ether network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Ethereum Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Ethereum Network, the price of ether and Ether Futures, and the value of an investment in the Fund.
Pricing Volatility Risk. The price of ether has experienced periods of extreme volatility. Ethereum price volatility may be influenced by, among other things, trading activity on and the closing of digital asset trading platforms (including those featuring leveraged trading) due to fraud, failure, security breaches or otherwise. Ether price volatility also may be influenced by momentum pricing. Also, speculation by traders and investors regarding the potential future appreciation in the value of ether may inflate the price of ether. Conversely, a decrease in demand or speculation for, or government
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regulation (including, without limitation, the tax treatment of Ethereum transactions) and the perception of onerous regulatory actions, may cause a drop in the price of ether. Further, developments related to the Ethereum Network’s operations, individual digital asset trading platforms and the overall Ethereum market also contribute to the volatility in the price of ether. Such volatility in the future, including further declines in the trading prices of ether, could have a material adverse effect on the value of Ether Futures, and therefore on the Fund’s performance and the value of Shares. In addition, there is potential for herd behavior (e.g., multiple funds trying to exit positions at the same time) when there is extreme volatility. Shares could lose all or substantially all of their value.
Ether is exposed to instability in other speculative parts of the blockchain and crypto asset industry, such that an event that is not necessarily related to the security or utility of the Ethereum Network can nonetheless precipitate a significant decline in the price of ether. Several recent developments in the digital asset economy resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.
Since the fourth quarter of 2021 to date in 2023, digital asset prices have fluctuated widely. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading venues, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy. This resulted in a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.
For example, in November 2022, FTX, the third largest digital asset trading venue by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and several affiliates of FTX filed for bankruptcy. The U.S. Department of Justice subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. FTX is also under investigation by the SEC, the Justice Department, and the CFTC, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC, a subsidiary of Genesis Global Holdco, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023 for their alleged unregistered offer and sale of securities to retail investors.
These events have led to extreme volatility and disruption in digital asset markets, a loss of confidence in participants of the digital asset ecosystem, significant negative publicity surrounding digital assets broadly and market-wide declines in liquidity. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the Fund holdings, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.
Cash and Fixed Income Investments Risk
The Fund’s use of Cash and Fixed Income Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper.
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Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Futures Contracts Risk
Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling Ether Futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Ether Futures Capacity Risk
If the Fund’s ability to obtain exposure to Ether Futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the Ether Futures market, a disruption to the Ether Futures market,
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or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Any disruption in the Fund’s ability to obtain exposure to Ether futures contracts will cause the Fund’s performance to deviate from the performance of Ether and Ether Futures. Additionally, the ability of the Fund to obtain exposure to Ether Futures contracts is limited by certain tax rules that limit the amount the Fund can invest in its wholly-owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.
Cost of Futures Investment Risk
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Fund may sell the expiring Ether Futures at a lower price and buy a longer-dated Ether Futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). When rolling futures contracts that are in backwardation, the Fund may sell the expiring Ether Futures at a higher price and buy the longer-dated Ether Futures at a lower price. The price difference between the expiring contract and longer-dated contract associated with rolling Ether Futures is typically substantially higher than the price difference associated with rolling other futures contracts. Ether Futures have historically experienced extended periods of contango. Contango in the Ether Futures market may have a significant adverse impact on the performance of the Fund and may cause Ether Futures to underperform spot Ether. Both contango and backwardation may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month futures contracts. Additionally because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
Target Exposure and Rebalancing Risks
The Fund will normally seek to maintain notional exposure to ether equal to 100% of the net assets of the Fund. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund will reduce its exposure to Ether Futures contracts on or about such dates. If the value of Ether Futures contracts rises during such periods that the Fund has reduced its exposure, the performance of the Fund will be less than it would have been had the Fund maintained is exposure through such period.
Counterparty Risk
The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments (including derivatives and repurchase agreements) entered into by the Fund. The Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, the Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain
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only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions. The Fund also seeks to mitigate risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.
The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the futures commission merchant (“FCM”) through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
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Investment Strategy Risk
The Fund actively invests in Ether Futures. The Fund does not invest directly in or hold ether. The price of Ether Futures should be expected to differ from the current cash price of ether, which is sometimes referred to as the “spot” price of ether. Consequently, the performance of the Fund should be expected to perform differently from the spot price of ether. These differences could be significant.
Market and Volatility Risk
The prices of ether and Ether Futures have historically been highly volatile. The value of the Fund’s investments in Ether Futures – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund.
Liquidity Risk
The market for Ether Futures is still developing and may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so. It is also possible that, if the Fund’s assets become significant relative to the overall market, the large size of its positions potentially could impact futures contracts prices and contribute to illiquidity. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Fund typically invests in Ether Futures. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures at desired prices or at all.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk
The Fund is actively managed and its performance reflects investment decisions that the Sub-Adviser and Adviser make for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.
Borrowing Risk
The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange traded and over-the-counter reverse repurchase agreements. The
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cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions to under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
Commodity Regulatory Risk
The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Concentration Risk
The Fund’s investments will be concentrated (i.e., more than 25% of the Fund’s total assets) in investments that provide exposure to ether and/or Ether Futures. Therefore, the value of the Shares may rise and fall more than the value of shares of a fund that invests in a more diversified portfolio.
Cyber Security Risk
The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
Debt Securities Risk
Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in
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obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
ETF Risks
The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transactions Risk. The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize taxable gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’ NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s Shares and/or during periods of market volatility. Thus, you may pay more (or less) than NAV intra-day when you buy Shares in the secondary market, and you may receive more (or less) than NAV when you sell those Shares in the secondary market. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
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Trading. Although Shares are listed for trading on the applicable Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
High Portfolio Turnover Risk
The Fund, through the Subsidiary, may frequently buy and sell Ether Futures and other assets as part of its strategy to obtain exposure to ether. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Limited Operating History
The Fund is a recently organized, management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. An investment in the Fund may therefore involve greater uncertainty than an investment in a fund with a more established record of performance. In addition, there can be no assurance that the Fund could ultimately liquidate. The Fund’s distributor does not maintain an active market in Fund Shares.
New Adviser Risk
The Adviser has only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.
Non-Diversification Risk
The Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
Reverse Repurchase Agreements Risk
Reverse repurchase agreements may be construed to be collateralized loans by the Fund, and if so, the underlying securities relating to the reverse repurchase agreement will only constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or
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lose money in exercising its rights under the agreement. A seller failing to repurchase the security coupled with a decline in the market value of the security may result in the Fund losing money. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may borrow for investment purposes using reverse repurchase agreements. Reverse repurchase agreements are financing arrangements that involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Reverse repurchase agreements do not mitigate the Fund’s risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund may enter into both exchange-traded and over-the-counter reverse repurchase agreements. The cost of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions under adverse market conditions to satisfy its repayment obligations. Borrowing increases the risk of loss and may increase the volatility of the Fund.
Subsidiary Investment Risk
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 protections.
Tax Risk
The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each quarter. The investment strategy of the Fund will cause the Fund to hold more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.
Because Ether Futures contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Ether Futures contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the
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Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.
If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Valuation Risk
The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
PORTFOLIO HOLDINGS INFORMATION
Information about the Fund’s daily portfolio holdings is available at www.KellyETFs.com. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT
The Fund is a series of Strategic Trust (the “Trust”), a Delaware statutory trust, which is overseen by a board of trustees.
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Manager of Managers Structure
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.
The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.
Investment Adviser
The Adviser has overall responsibility for the general management and administration of the Trust and each of its separate investment portfolios. The Adviser is a registered investment adviser with offices located at 7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111. The Adviser has managed ETFs since 2021. The Adviser also arranges for transfer agency, custody, fund administration, securities lending and all other related services necessary for the Fund to operate. For its services, the Adviser receives a fee from the Fund, calculated daily and paid monthly, of 0.98% of the Fund’s average daily net assets.
Under the Investment Advisory Agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund, except for: (i) the fees paid to the Adviser pursuant to the Investment Advisory Agreement, (ii) payments under the Fund's 12b-1 plan, (iii) brokerage expenses, (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short), and (vii) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
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The basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund will be in the Fund’s first Annual or Semi-Annual Report to Shareholders.
Sub-Adviser
The Adviser has retained Teucrium Investment Advisors, LLC to serve as Sub-Adviser for the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund. The Sub-Adviser is a registered investment adviser and Delaware limited liability company whose principal office is located at Three Main Street, Suite 215, Burlington, Vermont 05401. The Sub-Adviser provides investment management services to investment companies and other investment advisers. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.
For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate based on the aggregate average daily net assets for each fund advised by the Adviser, including the Fund, and for which the Sub-Adviser serves as sub-adviser, as follows: the greater of (1) $60,000 per annum or (2) 0.07% of the value of the Fund's average daily net assets.
The basis for the Board of Trustees’ approval of the Sub-Investment Advisory Agreement for the Fund will be in the Fund’s first Annual or Semi-Annual Report to Shareholders.
Management of the Subsidiary
The Subsidiary is a wholly-owned subsidiary of the Fund. The Subsidiary is organized under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors. The Fund and the Subsidiary in the aggregate are managed to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Sub-Adviser will comply with the investment policies and restrictions that apply to the management of the Fund and the Subsidiary (on a consolidated basis), and, in particular, to the requirements relating to leverage, liquidity, brokerage, capital structure and the timing and method of the valuation of the Fund’s and the Subsidiary’s portfolio investments. The Trust’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Trust’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures. The Adviser serves as the investment advisor of the Subsidiary and oversees the Sub-Adviser, who acts as sub-adviser for the Subsidiary, and manages the investments of the Subsidiary’s assets on a discretionary basis. The Subsidiary does not pay the Adviser or Sub-Adviser a management fee for its services. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. U.S. Bank, N.A. serves as the custodian to the Subsidiary. The Subsidiary will comply with the provisions relating to affiliated transactions and custody set forth in Section 17 of the 1940 Act.
Portfolio Managers
The Fund’s portfolio managers are primarily responsible for the day-to-day management of the Fund. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy.
Steve Kahler joined Teucrium Trading, LLC, the parent company of the Sub-Adviser, in November 2011. He is responsible for overseeing all trading and investment decisions for the Sub-Adviser. From April 2006 until November 2011, Mr. Kahler worked for Cargill Inc., an international producer and marketer of food, agricultural, financial and
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industrial products and services, in the Energy Division as Senior Petroleum Trader. Mr. Kahler graduated from the University of Minnesota with a Bachelors of Agricultural Business Administration.
Springer Harris joined Teucrium Trading, LLC, the parent company of the Sub-Adviser, in April 2011. He has primary responsibilities for the Trade Operations for the Sub-Adviser. Prior to 2011, Mr. Harris was an Account Executive with Emergent Social Media Team at Weber Shandwick, a global public relations firm. He graduated cum laude with a B.A. in Business Management.
Kevin Kelly has been Chief Executive Officer of the Adviser since 2021. He has also been Chief Executive Officer of Strategic Indexes, LLC since 2021 and of Benchmark Investments, LLC since 2017. Prior to that, he was Chief Investment Officer and Portfolio Manager of Recon Capital Partners, LLC and Horizons ETFs Management (US) LLC (formerly, Recon Capital Advisors, LLC) from 2011-2017.
The SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares of the Fund for which they are a portfolio manager.
ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES
The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
The Fund’s shares are listed for secondary trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time).
When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances,
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including, but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.
Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.
Determination of Net Asset Value
The NAV of the Fund’s Shares is calculated each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. The Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.
In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.
Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Adviser or sub-adviser, as applicable, will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. The Adviser or sub-adviser, as applicable, makes fair value determinations in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser or sub-adviser, as applicable, will be able to obtain the fair value assigned to the security upon the sale of such security.
Dividends and Distributions
The Fund expects to pay out dividends, if any, on an annual basis. Nonetheless, the Fund may make more frequent dividend payments. The Fund expects to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

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Book Entry
Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
Frequent Purchases and Redemptions of Fund Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effective trades. In addition, the Fund and the Adviser reserves the right to reject any purchase order at any time.
Investments by Registered Investment Companies
Section 12 of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12 when they comply with rules adopted by the SEC and comply with the necessary conditions.
ADDITIONAL TAX INFORMATION
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.
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The Fund will elect and intends to qualify each year for treatment as a regulated investment company or "RIC". If the Fund meets certain minimum distribution requirements, a RIC is not subject to tax on income and gains from investments that are timely distributed to shareholders. As a RIC, the Fund is subject to U.S. federal income tax at corporate rates on any income or gains that are not timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in the income and gains of the Fund becoming subject to U.S. federal income tax at corporate rates and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to distribute, at least annually, substantially all of its investment company taxable income and net capital gains. For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gain and loss, and sales of assets held by the Fund for one year or less generally result in short-term capital gain and loss. Distributions of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategy may limit the amount of distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gain (generally including capital gains distributions and capital gain realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
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In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
Except as described below, if you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. federal income tax, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.
Taxes When Fund Shares Are Sold
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
A foreign shareholder will generally not be subject to U.S. tax on gains realized on sales or exchange of Fund Shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the shareholder is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign shareholders should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
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Creation and Redemption Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an AP that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment company taxable income and/or capital gain or loss that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Foreign Investments by the Fund
Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, each such Fund will be eligible to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating U.S. federal income tax. If the Fund does not so elect, each such Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or your broker) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your U.S. federal income tax return.
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Investments in the Subsidiary
One of the requirements for qualification as a RIC is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.
The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Internal Revenue Code of 1986, as amended, applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the Internal Revenue Service. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.
If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.
The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to the Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of futures contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an
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investment in Fund Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
State and Local Taxes
Shareholders may also be subject to state and local taxes on income and gain attributable to your ownership of Fund Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax professional regarding the tax status of distributions in your state and locality.
DISTRIBUTION
The Distributor, Foreside Fund Services, LLC, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 500 Chesterfield Parkway, Malvern, Pennsylvania, 19355. The Distributor is an affiliate of the Adviser.
The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
PREMIUM/DISCOUNT INFORMATION
When available, information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund can be found on the Fund’s website at www.KellyETFs.com.
ADDITIONAL NOTICES
Hashdex is a trademark of Hashdex Asset Management Ltd. (“Hashdex”). Hashdex has entered into a licensing and marketing support agreement with the Adviser. Hashdex has agreed to (i) license the name Hashdex for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the ether and digital assets; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of the Fund (the “Services”). The Adviser will share certain profits with Hashdex from the management fee it receives from the Fund and from its profits. Hashdex will also assume the obligation of the Adviser to pay certain expenses of the Fund. Although Hashdex has agreed to be responsible for the payment of certain expenses of the Fund, the Adviser retains the ultimate obligation to the Fund to pay such expenses. Hashdex is not affiliated with the Fund, the Adviser, the Sub-Adviser, the Fund’s distributor or any of their respective affiliates. Hashdex does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.
Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.
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The Adviser, Sub-Adviser, and the Fund make no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.
SHAREHOLDER ACTIONS
The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.
The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.
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FINANCIAL HIGHLIGHTS
Financial highlights are not shown for any Fund as the Fund has not commenced operations as of the date of this Prospectus.

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Adviser	Kelly Strategic Management, LLC 7887 East Belleview Avenue, Suite 1100 Denver, Colorado 80111	Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101
Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive Milwaukee, Wisconsin 53212	Fund Accountant, Administrator, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Legal Counsel	Eversheds Sutherland (US) LLP 700 6th Street, N.W. Washington, DC 20001
The Trust’s current SAI provides additional detailed information about the Fund. A current SAI dated September 29, 2023, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (when available). In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. To make shareholder inquiries, please:

Call:	(800) 658-1070 Monday through Friday 8:00 a.m. – 5:00 p.m. (Central time)	Write:	Strategic Trust (Name of Fund) c/o U.S. Bank Global Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53202
Visit:	www.KellyETFs.com
Shareholder reports and other information about the Fund are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by e-mail request to publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
(The Trust’s SEC Investment Company Act file number is 811-23723)
54

Strategic Trust

Hashdex Ether Strategy ETF (EX)
listed on NASDAQ Stock Market LLC

STATEMENT OF ADDITIONAL INFORMATION
September 29, 2023
This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus, as may be revised from time to time (“Prospectus”), for the exchange traded fund (“ETF”) listed above (the “Fund”), a separate series of the Strategic Trust (the “Trust”). The current Prospectus for the Fund is dated September 29, 2023. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Fund may be obtained, without charge, by calling (800) 658-1070, visiting www.KellyETFs.com, or writing to Strategic Trust, 7887 East Belleview Ave., Suite 1100, Denver, CO 80111.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND
The Trust was organized as a Delaware statutory trust on June 21, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund’s ticker symbol appears on the cover of this SAI.
The Fund described in this SAI seeks capital appreciation.
Kelly Strategic Management, LLC (the “Adviser”) is the investment adviser to the Fund. Foreside Fund Services, LLC is the distributor (the “Distributor”) of the shares of the Fund. Teucrium Investment Advisors, LLC (“Teucrium” or the “Sub-Adviser”) serves as sub-adviser to the Fund.
The Fund issues and redeems Shares (“Shares”) at net asset value per share (“NAV”) only in large blocks of Shares (“Creation Units” or “Creation Unit Aggregations”). Currently, Creation Units generally consist of 10,000 Shares, though these amounts may change from time to time. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (authorized participants) who have entered into agreements with the Trust’s distributor, can purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares of the Fund are not redeemable securities.
Shares of the Fund are listed on a national securities exchange, as indicated on the cover of this SAI (individually or collectively, the “Exchange”), and trade throughout the day on the Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Trust reserves the right to adjust the prices of Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
INVESTMENT STRATEGIES AND RISKS
The Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Fund’s additional investment policies and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.
The Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain RIC qualification under Subchapter M of the Code.
GENERAL RISKS
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
Recent Events. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
A discussion of some of the other risks associated with investments in the Fund is contained in the Fund’s Prospectus.
Absence of a Prior Active Market. Although the Fund’s Shares are approved for listing on a national securities exchange, there can be no assurance that an active trading market will develop and be maintained for Fund Shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.
NON-DIVERSIFICATION
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code.
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.
CYBER SECURITY RISK
As the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, its investment adviser, its sub-adviser, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which it invests or with which it does business.
SPECIFIC INVESTMENT STRATEGIES
The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.
BORROWING. The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment purposes is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. The Fund also may enter into certain transactions, including reverse repurchase agreements, which can be viewed as constituting a form of leveraging by the Fund. Leveraging will exaggerate the effect on the net asset value per share (“NAV”) of the Fund of any increase or decrease in the market value of the Fund’s portfolio. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.
The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.
COMMERCIAL PAPER. The Fund may invest in high-quality, short-term commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.
CONCENTRATION. The Fund will concentrate its investments in investments that provide exposure to ether and/or ether futures contracts, as described in the Prospectus. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.
ETHER RELATED INVESTMENTS
ETHER
Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted to a fiat currency. As of the date of this SAI, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body.
The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind bitcoin. Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network” or “Ethereum Blockchain”). No single entity owns or operates the Ethereum Network. The Ethereum Network is accessed through software and governs ether’s creation and movement. The source code for the Ethereum Network is open-source, and anyone can contribute to its development.
Ethereum Network
The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which include validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.
Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum Blockchain contains a record and history for each ether transaction.
The Ethereum Blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature, but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, and allowing decentralized application developers to create a wide range of applications.
Ethereum Protocol
The Ether Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum Blockchain.
If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”
New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum Blockchain. Further, with its collective computing power on the distributed network, the Ethereum Network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.
An Ethereum private key controls the transfer or “spending” of ether from its associated public Ethereum address. An Ethereum “wallet” is a collection of public Ethereum addresses and their associated private key(s). It is designed such that only the owner of ether can send ether, only the intended recipient of ether can unlock what the sender sent and both transactions and ownership can be verified by any third party anywhere in the world.
Fees need to be paid in ether in order to facilitate transactions and execute smart contracts. The fee that is charged is called “gas.” Gas price is often a small fraction of ether, which is denoted in the unit of Gwei (10∧9 Gwei = 1 ether). Gas is essential in sustaining the Ethereum Network. It incentivizes validators to process and verify transactions and incentivizes new validators to stake ether. Gas fees are a product of Ethereum Network demand relative to the Ethereum Network’s capacity.
ETHER FUTURES
CME Ether Futures commenced trading on the CME Globex electronic trading platform on February 8, 2021 under the ticker symbol “ETH”. CME Ether Futures are cash-settled in U.S. dollars, based on the CME CF Ether Reference Rate. The CME CF Ether Reference Rate is a volume-weighted composite of U.S. dollar-ether trading activity on the Constituent Platforms. The Constituent Platforms are selected by CF Benchmarks based on the Constituent Platform Criteria. The Constituent Platform Criteria requires each Constituent Platform to implement policies and procedures to ensure fair and transparent market conditions and to identify and impede illegal, unfair or manipulative trading practices. Additionally, each Constituent Platform must comply with, among other things, capital market regulations, money transmission regulations, client money custody regulations, know-your-client regulations and anti-money laundering regulations.
Each Constituent Platform is reviewed annually by an oversight committee established by CF Benchmarks to confirm that the Constituent Platform continues to meet all criteria. CF Benchmarks and the CME CF Ether Reference Rate are subject to United Kingdom Financial Conduct Authority Regulation
Although the Fund does not invest in ether, events impacting the price of ether across all digital asset trading venues could impact the price and market for ether futures, and therefore the performance of the Fund.
The liquidity of the market for ether futures depends on, among other things: the supply and demand for ether futures; the supply and demand for ether; the adoption of ether for commercial uses; the anticipated increase of investments in ether-related investment products by retail and institutional investors; speculative interest in ether, ether futures, and ether-related investment products; regulatory or other restrictions on investors’ ability to invest in ether futures; and the potential ability to hedge against the price of ether with ether futures (and vice versa).
The market for ether futures may be illiquid. This means that the Fund may not be able to buy and sell ether futures quickly or at the desired price. For example, it is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A materially adverse development in one or more of the factors on which the liquidity of the market for ether futures depends may cause the market to become illiquid, for short or long periods. In such markets, the Fund may not be able to buy and sell ether futures quickly (or at all) or at the desired price. Market illiquidity may cause losses for the Fund. Additionally, the large size of the futures positions which the Fund may acquire increases the risk of illiquidity, as larger positions may be more difficult to fully liquidate, may take longer to liquidate, and, as a result of their size, may expose the Fund to potentially more significant losses while trying to do so. Limits imposed by counterparties, exchanges or other regulatory organizations, such as accountability levels, position limits and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some financial instruments and have a negative impact on Fund performance. During periods of market illiquidity, including periods of market disruption and volatility, it may be difficult or impossible for the Fund to buy or sell futures contracts or other financial instruments.
The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as provided by the terms of such contract. However, the Fund does not intend to hold ether futures through expiration. Instead, the Fund intends to “roll” futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with identical futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling.
When the market for certain futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby ether futures would take place at a price that is lower than the price of the more distant ether futures. This pattern of higher futures prices for longer expiration ether futures is often referred to as “contango.” Alternatively, when the market for certain ether futures is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby ether futures would take place at a price that is higher than the price of the more distant ether futures. This pattern of higher future prices for shorter expiration ether futures is referred to as “backwardation.”
There have been extended periods in which contango or backwardation has existed in certain futures markets in general. Such periods could occur in the future for ether futures and may cause significant and sustained losses. Additionally because of the frequency with which the Fund may roll futures contracts, the impact of contango or backwardation on Fund performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
The CME has established margin requirements for ether futures at levels that may be substantially higher than the margin requirements for more established futures contracts. The Futures Commission Merchants (“FCMs”) utilized by the Fund may impose margin requirements in addition to those imposed by the exchanges. Margin requirements are subject to change, and may be raised in the future by the exchanges and the FCMs. Margin Requirements may be more likely to change during periods of high volatility. High margin requirements could prevent the Fund from obtaining sufficient exposure to ether futures and may adversely affect its ability to achieve its investment objective. An FCM’s failure to return required margin to the Fund on a timely basis may cause such Fund to delay redemption settlement dates and/or restrict, postpone or limit the right of redemption.
The term “margin” refers to the minimum amount the Fund must deposit and maintain with its FCM in order to establish an open position in futures contracts. The minimum amount of margin required in connection with a particular futures contract is set by the exchange on which such contract is traded and is subject to change at any time during the term of the contract. FCMs may require customers to post additional amounts above the required minimums. Futures contracts are customarily bought and sold on margins that represent a percentage of the aggregate purchase or sales price of the contract.
In addition, FCMs utilized by the Fund may impose limits on the amount of exposure to futures contracts the Fund can obtain through such FCMs. As a result, the Fund may need to transact through a number of FCMs to achieve its investment objective. If enough FCMs are not willing to transact with the Fund, or if exposure limits imposed by such FCMs do not provide sufficient exposure, the Fund may not be able to achieve its investment objective.

There may be circumstances that could prevent or make it impractical for the Fund to operate in a manner consistent with its investment objective and investment strategies.
The price of ether has experienced periods of extreme volatility. The price of ether may change dramatically and without warning. This volatility is due to a number of factors, including the supply and demand for ether, concerns about potential manipulation of the price of ether and the safety of ether, market perceptions of the value of ether as an investment, continuing development of the regulations applicable to ether, and the changes exhibited by an early-stage technological innovation.
It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of ether and other factors may cause a drop in the price of ether. Developments related to the Ethereum Network’s operations, also contribute to the volatility in the price of ether. These factors may continue to cause the price of ether to be volatile, which may have a negative impact on the performance of the ether futures and on the performance of the Fund.
The trading of ether is fragmented across numerous trading venues. The fragmentation of the volume of ether transactions across multiple trading venues can lead to a higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increases the likelihood of price differences across different trading venues.
Market participants trading ether futures may seek to “hedge” or otherwise manage their exposure to such contracts by taking offsetting positions in ether. Fragmentation may require market participants to analyze multiple prices, which may be inconsistent and quickly changing. Fragmentation also may require market participants to potentially fill their positions through a number of transactions on different trading venues. These factors potentially increase the cost and uncertainty of trading ether and may decrease the effectiveness of using transactions in ether to help manage or offset positions in ether futures. Market participants who are unable to fully or effectively manage or hedge their positions in ether futures typically would be expected to widen the bid-ask spreads on such contracts, which could potentially decrease the trading volume and liquidity of such contracts and have a negative impact on the price of such contracts.
Ether, the Ethereum Network and digital asset trading venues are relatively new and not subject to the same regulations as regulated securities or futures exchanges. Digital asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for ether may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in ether may lose money, possibly the entire value of their investments.
There is no central registry showing which individuals or entities own ether or the quantity of ether that is owned by any particular person or entity. It is possible that a small group of early ether adopters hold a significant proportion of the ether that has been thus far created. There are no regulations in place that would prevent a large holder of ether or a group of holders from selling their ether, which could depress the price of ether, or otherwise attempting to manipulate the price of ether or the Ethereum Network.
Events could adversely affect the price of ether, reduce user confidence in ether, the Ethereum Network and the fairness of the venues for trading ether and slow (or even reverse) the further adoption of ether.
Malicious actors could theoretically structure an attack whereby they gain control of more than half of the network’s staked ether, or “aggregate stake.” If a malicious actor or group of actors acquired staked ether exceeding the rest of the Ethereum Network, it would be able to exert unilateral control over the addition of blocks to the Ethereum Blockchain. This would allow a malicious actor to engage in “double spending” (i.e., use the same ether for two or more transactions), prevent other transactions from being confirmed on the Ethereum Blockchain, or prevent other validators from validating any valid new blocks. Each of the events described above, among other things, could adversely affect the price of ether; reduce user confidence in ether, the Ethereum Network and the fairness of trading venues; and slow (or even reverse) the further adoption of ether.
The Ethereum Protocol was built using open source software by a small group of developers who help develop and maintain the original version of ether, the underlying asset upon which ether futures are based. The open source nature of the Ethereum Protocol permits any developer to review the underlying code and suggest changes to it. If accepted by a sufficient number of validators, these changes may result in substantial changes to the Ethereum Network, including changes that result in “forks” (as described herein). It is possible that the price of the ether futures subsequent to a “fork” may be linked to the price of ether on only one of the resulting Ethereum Networks, rather than the aggregate price of ether on all resulting Ethereum Networks.
The CME considers a hard fork of the Ethereum Blockchain where both forks continue to be actively validated and traded but may not be fungible with each other, as an unusual and extreme circumstance. The CME has determined, in the event of a hard fork or other circumstance in which the split of ether is expected, CME shall decide what action to take to align ether futures exposure with cash market exposures, as the CME deems appropriate.
It is possible that, notwithstanding the protocols implemented to attempt to address the impact of forks on ether futures, forks and similar events could have an adverse effect on the price of ether and the ether futures in which the Fund invests and may adversely affect an investment in the Fund. The price of ether is highly volatile, which could have a negative impact on the price and trading of ether futures, the performance of the Fund.
It is believed that speculators and investors who seek to profit from trading and holding ether currently account for a significant portion of ether demand. Such speculation regarding the potential future appreciation in the price of ether may artificially inflate or deflate the price of ether. Conversely, evolving government regulation, the perception of onerous regulatory actions, concerns over the potential for fraud and manipulation of the price of ether and other factors may cause a drop in the price of ether. Developments related to the Ethereum Network’s operations, also contribute to the volatility in the price of ether. These factors may continue to cause the price of ether to be volatile, which may have a negative impact on the performance of the ether futures and on the performance of the Fund.
Since the price and trading of ether futures is influenced by the price of ether and events impacting the price of ether, the Ethereum Network or the trading venues, each of the events described above could have a negative impact on the price and market for ether futures. For example, such events could lead to a lack of liquidity in the market for ether futures or have a negative impact on the price of ether futures.
Changes in the Ethereum Network could have an adverse effect on the operation and price of ether, which could have an adverse effect on the price of ether futures and the value of an investment in the Fund.
New ether is created when ether “validators” use their stake on the Ethereum Network to participate in the consensus mechanism, which records and verifies every ether transaction on the Ethereum Blockchain. In return for their services, validators are rewarded through receipt of a set amount of ether. If transaction fees are not sufficiently high or if transaction fees increase to the point of being prohibitively expensive for users, validators may not have an adequate incentive to continue validating and may cease their  operations.
If the price of ether or the reward for validating new blocks is not sufficiently high to incentivize validators, validators may cease participating in the consensus mechanism and, as a result, confirmations of transactions on the Ethereum Blockchain could be slowed temporarily and inhibit the function of the Ethereum Network. This could have a negative impact on the value of an investment in the Fund.
Additionally, if the price of ether falls below that which is required for validators to turn a profit, some validators may temporarily discontinue their operations. If validators reduce or cease their operations it would reduce the aggregate stake on the Ethereum Network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Ethereum Network more vulnerable to a malicious actor obtaining control in excess of thirty-three (33) percent of the aggregate stake on the Ethereum Network. Periodically, the Ethereum Network is designed to adjust the difficulty for block solutions so that solution speeds remain in the vicinity of the expected twelve (12) second confirmation time currently targeted by the Ethereum Network protocol, but significant reductions in aggregate stake on the Ethereum Network could result in material delays in transaction confirmation time. Any reduction in confidence in the confirmation process or aggregate stake of the Ethereum Network may adversely affect the utility and price of ether, which may negatively impact the ether futures and an investment in the Fund.
A decline in the adoption of ether could have a negative impact on the price of ether and the digital asset trading venues and, in turn, a negative impact on the price and market for ether futures and the value of an investment in the Fund.
Ether is used as a form of payment both directly and, more commonly, through an intermediary service which converts ether payments into local currency. However, the adoption of ether has been limited when compared with the increase in the price of ether as determined by the digital asset trading venues. This may indicate that the majority of ether’s use continues to be for investment and speculative purposes. The continued adoption of ether will require growth in its usage as a means of payment and in the Ethereum Blockchain for various applications.
A lack of expansion or a reduction in usage of ether and the Ethereum Blockchain could adversely affect the digital asset trading venues. This, in turn, may have a negative impact on the market for ether futures and the performance of the Fund. Even if growth in ether adoption continues in the near or medium-term, there is no assurance that ether usage, or the market for ether futures, will continue to grow over the long-term. A contraction in the use of ether may result in a lack of liquidity in the digital asset trading venues, increased volatility in or a reduction to the price of ether, and other negative consequences. This, in turn, could exacerbate any lack of liquidity in the market for ether futures, cause increased volatility in, or a reduction to the price, of ether futures and other negative consequences. Each of these events could adversely impact the value of an investment in the Fund.
A new competing digital asset may pose a challenge to ether’s current market dominance, resulting in a reduction in demand for ether, which could have a negative impact on the price and market for ether and, in turn, a negative impact on the price and market for ether futures and the value of an investment in the Fund.
Regulatory initiatives by governments and uniform law proposals by academics and participants in the ether economy may impact the use of ether or the operation of the Ethereum Network in a manner that adversely affects ether futures and the value of an investment in the Fund.
As ether and other digital assets have grown in popularity and market size, certain U.S. federal and state governments, foreign governments and self-regulatory agencies have begun to examine the operations of ether, other digital assets, the Ethereum Network, ether users, and the digital asset trading venues. Regulation of digital assets, like ether, and initial coin offerings (“ICOs”) in the U.S. and foreign jurisdictions could restrict the use of ether or impose other requirements that may adversely impact the liquidity and price of ether, the demand for ether, the operations of the digital asset trading venues and the performance of the ether futures. If the digital asset trading venues become subject to onerous regulations, among other things, trading in ether may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility and trading volumes of ether. Additionally, the digital asset trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer (“KYC”) and other regulatory requirements, compliance and reporting obligations that may make it more costly to transact in or trade ether (which may materially impact price, volatility or trading of ether more generally). Each of these events could have a negative impact on ether futures and the value of an investment in the Fund.
The regulation of ether, digital assets and related products and services continues to evolve. The inconsistent and sometimes conflicting regulatory landscape may make it more difficult for ether businesses to provide services, which may impede the growth of the ether economy and have an adverse effect on consumer adoption of ether. There is a possibility of future regulatory change altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to operate.
Additionally, to the extent that ether itself is determined to be a security, commodity future or other regulated asset, or to the extent that a United States or foreign government or quasi-governmental agency exerts regulatory authority over the Ethereum Network, ether trading or ownership in ether, the ether futures may be adversely affected, which may have an adverse effect on the value of your investment in the Fund. In sum, ether regulation takes many different forms and will, therefore, impact ether and its usage in a variety of manners.
No single entity owns the Ethereum Network. However, with the growing adoption of ether and the significant increase in speculative activity surrounding ether and digital assets, third parties may be increasingly motivated to assert intellectual property rights claims relating to the operation of the Ethereum Network or applications built upon the Ethereum Blockchain. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the Ethereum Network’s or the Ethereum Blockchain’s long-term viability or the ability of end-users to hold and transfer ether may adversely affect the price of ether and adversely affect the ether futures. Additionally, a meritorious intellectual property rights claim could prevent end-users from accessing the Ethereum Network or holding or transferring their ether, which could adversely affect the value of the ether futures. As a result, an intellectual property rights claim against Ethereum Network participants could have a material adverse impact on the Fund.
An interruption in Internet service or a limitation of Internet access could impact the functionality of the Ethereum Network.
The Ethereum Network’s functionality relies on the Internet. A broadly accepted and widely adopted decentralized network is necessary for a fully-functional blockchain network, such as the Ethereum Network. Features of the Ethereum Network, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, are essential to preserve the stability of the network and decrease the risk of fraud or cyber-attacks. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Ethereum Network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Ethereum Network, the price of ether and ether futures and therefore adversely affect the value of an investment in the Fund.
ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Fund will bear its pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable to the ETF. In addition, ETFs may trade at a price below their net asset value (also known as a discount).
The Fund may use ETFs to help achieve its investment objective. By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sectors; or market ETFs that invest in debt securities from a select sector of the economy (e.g., Treasury securities) a single industry or related industries; other types of ETFs continue to be developed and the Fund may invest in them to the extent consistent with their investment objectives, policies and restrictions. The ETFs in which the Fund invests are subject to the risks applicable to the types of securities and investments used by the ETFs.

ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specified index. Index based ETFs invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of the Fund that invests in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.
Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “Investment Companies” below for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require the Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, the Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
FIXED INCOME SECURITIES. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.
Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.
Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. In the event of a bond being called, the Adviser or Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.
Prepayment risk occurs when a fixed-income investment held by the Fund may be repaid in whole or in part prior to its maturity. The amount of prepayable obligations a fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may repay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases a relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than short-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years – the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security. A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.
FIXED-INCOME SECURITIES RATINGS. Nationally recognized statistical rating organizations (together, rating agency) publish ratings based upon their assessment of the relative creditworthiness of rated fixed-income securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from fixed-income securities in the lower rating categories to compensate investors for the increased credit risk. Any use of credit ratings in evaluating fixed-income securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect to risk of fluctuations in market value of the fixed-income security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a fixed-income obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has been enacted in an effort to reform rating agencies. The SEC has also adopted rules to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agencies business and the Adviser’s investment process.
FUTURES CONTRACTS
Futures in General
A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Fund generally engages in closing or offsetting transactions before final settlement of a futures contract wherein a second identical futures contract is sold to offset a long position. In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions.
Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The Fund will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.
All of the Fund’s transactions in futures will be entered into through a futures commission merchant (or “FCM”) regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures. All futures entered into by the Fund will be cleared by a clearing house that is regulated by the CFTC.
In addition, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
Futures Margin Requirements
Upon entering into a futures contract, the Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract’s value (these amounts are subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. A party to a futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to futures is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to customer futures positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s FCM, because the Fund would be limited to recovering only a pro rata share of all available funds segregated of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for futures positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. If an FCM does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.
Regulatory Aspects of Investments in Futures
The Adviser is registered as a “commodity pool operator” and Penserra is registered as a “commodity trading adviser” with the National Futures Association (the “NFA”) pursuant to the rules and regulations of the Commodity Futures Trading Commission (the “CFTC”). Penserra’s investment decisions may need to be modified, and commodity contract positions held by the Fund and/or the Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Asset Coverage For Futures Positions.
The Fund and Subsidiary will comply with SEC guidance with respect to coverage of futures positions by registered investment companies. SEC guidance may require the Fund, in certain circumstances, to segregate cash or liquid securities on its books and records, or engage in other appropriate measures to “cover” its obligations under certain futures or derivative contracts. For example, with respect to futures that are not cash settled, the Fund is required to segregate liquid assets equal to the full notional value of the futures contract. For futures contracts that are cash settled, the Fund is required to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability) under the contract. Securities earmarked or held in a segregated account cannot be sold while the Fund’s futures position is outstanding, unless replaced with other permissible assets (or otherwise covered), and will be marked-to-market daily. As an alternative to segregating assets, for any futures contract held by the Fund, the Fund could purchase a put option on that same futures contract with a strike price as high or higher than the price of the contract held. The Fund may not enter into futures positions if such positions will require the Fund to set aside or earmark more than 100% of its net assets.
Rolling, Backwardation and Contango Risk
When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying reference asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying reference asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. The bitcoin futures contracts in which the fund invests are entirely cash-settled. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2022 may have an expiration date in August 2022. As this contract nears expiration, a long position in the contract may be replaced by selling the August 2022 contract and purchasing a contract expiring in October 2022. This process is referred to as “rolling.” The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. In some circumstances, the prices of some futures contracts with near-term expirations may be higher than the prices for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. The Fund will not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Sub-Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.
Position Limits and Accountability Levels
The CFTC and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.
In addition the domestic exchanges have established accountability levels (“accountability levels”) on futures contracts traded on U.S.-based Futures exchanges. The accountability levels establish a threshold above with the exchange may exercise greater scrutiny and control over the Fund’s positions.
ILLIQUID INVESTMENTS. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. The Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.
INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 under the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act, subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.
The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Additionally, the Fund may rely on Rule 12d1-4 under the 1940 Act to invest in such other funds in excess of the limits of Section 12(d)(1) if the Fund complies with the terms and conditions of such exemptive rule.
LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending fund or through one or more joint accounts, money market funds, or other investment companies (including ETFs) which may include those managed by the Adviser.
The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
The Fund will generally seek to recall securities on loan to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Fund may be unable to recall the securities in time to vote or may determine that the benefits to the Fund of voting are outweighed by the direct or indirect costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Fund.
MONEY MARKET INSTRUMENTS. The Fund may invest a portion of their assets in high-quality money market instruments or in money market mutual funds on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund or money market mutual fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
OPTIONS ON FUTURES
When the Fund purchases a put or call option on a futures contract, the Fund pays a “premium” (i.e., an amount in addition to the value of the underlying contract in relation to the exercise price of the option) for the right to sell (in the case of a put) or purchase (in the case of a call) the underlying futures contract for a specified price upon exercise at any time during the option period. When the Fund sells (or “writes”) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by the Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. The Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.
INVESTMENT IN A SUBSIDIARY
The Fund intends to achieve commodity exposure through investment in Kelly Ethereum Ether Strategy ETF, Ltd., a wholly-owned subsidiary of the Fund (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in its Subsidiary is intended to provide the Fund with exposure to commodity and financial markets in accordance with applicable rules and regulations. The Subsidiary may invest in derivatives, including futures, forwards, options and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. The Subsidiary is not registered under the 1940 Act, and will not have all of the protections offered to investors in RICs. The Board, however, has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized, respectively, could result in the inability of the Fund and/or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. See “Federal Income Taxes” below for more information.
The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.
Risks of Government Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The regulation of derivatives in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”), have resulted in increased regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are relatively new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that the Sub-Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.
Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
In addition, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments (e.g., reverse repurchase agreements). Compliance with Rule 18f-4 will not be required until approximately August 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.
These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to new kinds of risks and costs.
U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities to the extent consistent with its investment objective and strategies. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the fund may invest, such as those issued by Fannie Mae and Freddie Mac may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by the fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
As agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
To the extent the Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, there is a possibility that such guarantee may be discontinued or modified at a later date.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn.  Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.  A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due.  This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On August 2, 2019, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2019, which suspends the statutory debt limit through July 31, 2021. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Increased government spending in response to COVID-19 can cause the national debt to rise higher, which could heighten these associated risks.
Risk of Investing in the United States. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure. A decrease in imports or exports, changes in trade regulations, and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure. The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
FUTURE DEVELOPMENTS. The Trust’s Board of Trustees (the “Board”) may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.
INVESTMENT LIMITATIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.
Except with the approval of a majority of the outstanding voting securities, the Fund may not:
1.Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will concentrate in investments that provide exposure to ether and/or ether futures contracts. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
3.Lend any security or make any other loan, except to the extent permitted under the 1940 Act the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.
5.Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except with respect to the borrowing of money. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES
The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Trust’s Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
MANAGEMENT OF THE TRUST
Board Responsibilities. The management and affairs of the Trust and its series are overseen by a Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.
Like most ETFs, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser, or applicable Sub-Adviser, is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.
The Board’s role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and the Sub-Adviser provide the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (“CCO”), and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.
The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and the Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, and Sub-Advisory Agreement with the Sub-Adviser, the Board meets with the Adviser and/or Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.
The Trust’s CCO reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s CCO, provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser . The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser, the Sub-Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Members of the Board and Officers of the Trust. There are three members of the Board of Trustees, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Kevin Kelly serves as Chairman of the Board. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has two standing committees: the Audit Committee and Nominating/Governance Committee. Each Committee is chaired by an Independent Trustee and composed of Independent Trustees.
The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Fund and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Audit Committee met twice with respect to the Fund during the Fund’s last fiscal year.
The Nominating/Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee meets on an as needed basis. The Nominating/Governance Committee will accept and review shareholder nominations for Trustees, which may be submitted to the Trust by sending the nomination to the Trust’s Secretary, c/o Strategic Trust, 7887 East Belleview Ave., Suite 1100, Denver, CO 80111. The Nominating Committee met once with respect to the Fund during the Fund’s last fiscal year.
Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is Secretary c/o Strategic Trust,7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Kevin Kelly Born: 1984	Trustee, Chairman, President, and Principal Executive Officer	Indefinite; Since 2021	Founder, CEO of Benchmark Investments, LLC	7	None
Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Matthew Patterson Born: 1971	Trustee	Indefinite; Since 2021	Attorney/Managing Directors, Bryant Avenue Ventures LLC, 9/2016 - present, securities index provider Attorney/Managing Director, LadderRite Portfolios LLC, 8/2012 - present, securities index provider	7	None
Ethan Powell Born: 1975	Trustee	Indefinite; Since 2021	President and Founder of Impact Shares LLC (“Impact Shares”) (a registered investment advisor dedicated to building a platform to create better socially responsible investment solutions) since December 2015; Trustee of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland	7
Serves as
Independent
Chairman of the
Board of the
Highland Fund
Complex and the
NexPoint Credit
Strategies Fund
Complex
(collectively, 25
funds) and is an Interested Trustee of Impact Shares Trust I (consisting of three portfolios)

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. Additional considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve included the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the general considerations described above the Board also considered the following individual qualities when selecting each Trustee. The Trust has concluded that Mr. Kelly should serve as Trustee because of his significant portfolio management experience, including his service as Chief Investment Officer to Recon Capital Partners and his work in the investment management division of Goldman Sachs. The Trust has concluded that Mr. Powell should serve as Trustee given his significant experience in the financial industry and has significant executive experience as an officer of funds in the Highlands Fund Complex. The Trust has concluded that Mr. Patterson should serve as a Trustee on account of his significant experience in securities law and also his experience as an officer (e.g. secretary and assistant secretary) to various open- and closed-end fund trusts.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.
Principal Officers of the Trust. The officers of the Trust conduct and supervise its daily business. The address of each Officer of the Trust is Secretary c/o Strategic Trust,7887 East Belleview Avenue, Suite 1100, Denver, Colorado 80111.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Cory Gossard Born: 1972	Chief Compliance Officer	Since 2021	Director of Compliance, PINE Advisor Solutions (2021 to Present); Previously, Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 to 2020)
Marcie McVeigh Born: 1979	Treasurer	Since 2021	Director of CFO Services, PINE Advisor Solutions (2020 to Present); Previously, Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018)
Conrad Sick Born: 1961	Secretary	Since 2021	Principal/Owner - Valeo Companies (January 2000-Present)
Derek Mullins Born: 1973	Assistant Secretary	Since 2023	Co-Founder and Managing Partner, PINE Advisor Solutions (2018 to Present)
Gerry J. O’Donnell Born: 1970	Assistant Secretary	Since 2023	Capital Market Director, Kelly Intelligence (2022 to Present); Owner and Consultant, GraySabre LLC (2009 to Present); Chief Executive Officer and Chief Operating Officer, Roberts & Ryan Investments Inc. (2016 to 2021)
Fund Shares Owned by Board Members. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a‑1(a)(2) under the Exchange Act. As of the date of this SAI, no Trustee or officer of the Trust owned Shares.
Board Compensation. Independent Trustees are paid by the Adviser from the unified management fee paid to the Adviser and not by the Fund. The Independent Trustees each receive an annual fee of $10,000, paid quarterly, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings. The Trust has no pension or retirement plan. No officer, director or employee of the Adviser, including Interested Trustee, receives any compensation from the Fund for acting as a Trustee or officer of the Trust.
The following table shows the estimated compensation to be earned by each Trustee for the Fund’s fiscal year ending August 31, 2024. Independent Trustee fees are paid by the Adviser from the unified management fees paid to the Adviser and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Kevin Kelly		$0
Independent Trustees
Ethan Powell		$10,000
Matt Patterson		$10,000

Control Persons and Principal Holders of Securities. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, the Fund had not commenced operations, and consequently, there were no Shares outstanding.
INVESTMENT ADVISER AND SUB-ADVISER
Investment Adviser
Kelly Strategic Management, LLC serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”). The Adviser is a limited liability company located at 7887 East Belleview Ave., Suite 1100, Denver, Colorado 80111. The Adviser is majority owned by Kevin Kelly.
Pursuant to the Investment Advisory Agreement, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. The Adviser also arranges for transfer agency, custody, fund administration and all other non-distribution-related services necessary for the Fund to operate. The Fund pays the Adviser a fee equal to a percentage of the Fund’s average daily net assets, as follows:

Name of Fund	Management Fee
Hashdex Ether Strategy ETF	0.98%
Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: (i) the fees paid to the Adviser pursuant to the Investment Advisory Agreement, (ii) payments under the Fund's 12b-1 plan, (iii) brokerage expenses, (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short), and (vii) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund Shares, and otherwise currently pays all distribution costs for Fund Shares.
The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.
The Investment Advisory Agreement with respect to the Fund is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event Shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).
The Fund is new and has not paid management fees to the Adviser as of the date of this SAI.

Sub-Adviser
The Adviser has retained Teucrium Investment Advisors, LLC (“Teucrium” or the “Sub-Adviser”), located at Three Main Street, Suite 215, Burlington, Vermont 05401,to serve as sub-adviser for the Fund. The Sub-Adviser is a registered investment adviser and Delaware limited liability company. The Sub-Adviser is wholly owned by Teucrium Trading, LLC.
Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly based on average daily net assets of the Fund, in an amount equal to: the greater of (1) $60,000 per annum or (2) 0.07% of the value of the Fund’s average daily net assets.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of the Fund, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose (unless approved in a virtual format deemed allowable by the Commission), of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty (i) by the Board, by the Adviser, or by a majority of the outstanding Shares of the Fund, upon 60 days’ written notice to the Sub-Adviser, or (ii) by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
The Fund is new, and therefore the Adviser has not paid sub-advisory fees to the Sub-Adviser as of the date of this SAI.
Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which will permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Adviser or its parent company (the “Manager-of-Managers Structure”). The Adviser has the ultimate responsibility for overseeing the Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, the Fund may elect to disclose the aggregate fees payable to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Adviser or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser.
The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. There is no assurance the Order will be granted.
Portfolio Managers.
In addition to the Fund, Steve Kahler and Springer Harris each manage the following other accounts (collectively, the “Other Accounts”) as of August 31, 2023:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	3	$24.2 million	0	0
Other Pooled Investment Vehicles	9	$431.4 million	0	0
Other Accounts	0	0	0	0
In addition to the Fund, Kevin Kelly manages the following other accounts (collectively, the “Other Accounts”) as of August 31, 2023:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	3	$4.0 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0
Portfolio Managers Compensation. Messrs. Kahler and Harris receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.
Messrs. Kelly and O’Donnell are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, their compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its investors. Messrs. Kelly and O’Donnell may also earn a bonus each year based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.
Portfolio Managers Fund Ownership. As of the date of this SAI, the Portfolio Managers did not beneficially own Shares.
Description of Material Conflicts of Interest. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. Therefore, a potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.
Codes of Ethics. The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
Proxy Voting Policy. The Fund has delegated proxy voting responsibilities to the Sub-Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and has engaged a third party proxy solicitation firm to assist with voting proxies in a timely manner. The Trust’s chief compliance officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.
Under the Proxy Voting Policies, in the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interest of each particular client. The Adviser has adopted the proxy voting guidelines attached as Appendix A. They are designed to vote in a manner consistent with the Adviser’s investment decision making. The Adviser’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on our voting authority in the same manner that they may place such restrictions on the actual selection of account securities. Clients may direct the vote in a particular solicitation.
The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services. The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 658-1070 and (2) on the SEC’s website at www.sec.gov.
THE ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), serves as administrator and transfer agent for the Fund. Fund Services’ principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Fund Services, Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration, accounting and management services, the Adviser pays Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
The Fund is new and the Adviser has not paid Fund Services any fees for administrative services to the Fund as of the date of this SAI.
THE CUSTODIAN
Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets. The custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses.
THE DISTRIBUTOR
The Trust, the Adviser, and Foreside Fund Services, LLC (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, 3rd Floor, Portland, Maine 04101.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, Sub-Adviser, or their affiliates, out of their own resources and not out of the Fund’s assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Fund Shares or the amount received by a shareholder as proceeds from the redemption of Fund Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of the Fund.
Distribution and Service Plan. The Trust has adopted a Distribution and Service Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.
Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.
The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.
Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (vi) such other services and obligations as are set forth in the Distribution Agreement.

LEGAL COUNSEL
Eversheds Sutherland (US) LLP, 700 6th Street, N.W., Washington, DC 20001, serves as legal counsel for the Trust. Vedder Price, 1401 New York Avenue NW Suite 500, Washington, DC, 20005 serves as legal counsel for the Independent Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund.
BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser and the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Fund Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
The Adviser and the Sub-Adviser owe a duty to the Fund to seek best execution on trades effected. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser and the Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser or the Sub-Adviser have determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.
The Adviser and the Sub-Adviser may use the Fund’s assets for, or participate in, third party soft dollar arrangements, in addition to receiving proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and the Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the Exchange Act permits the Adviser and the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and the Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services and computer software and access charges which are directly related to investment research. Accordingly, the Fund may pay a broker commission higher than the lowest available commission in recognition of the broker’s provision of such services to the Adviser and the Sub-Adviser. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only use brokers that provide soft dollar benefits.
The Adviser and the Sub-Adviser face a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser and the Sub-Adviser are able to use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s and the Sub-Adviser’s expenses to the extent that the Adviser and the Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser and the Sub-Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser and the Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser and the Sub-Adviser, effectively cross subsidizing the other accounts managed by the Adviser and the Sub-Adviser that benefit directly from the product. The Adviser and the Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.
The Adviser and the Sub-Adviser are responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser and the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser and the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.
The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.
Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Because the Fund is new, the Fund has not paid brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, the Sub-Adviser, or the Distributor as of the date of this SAI.
Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s Shares. Because the Fund is new, as of the date of this SAI, it did not own securities of “regular broker dealers.”
Brokerage Commissions. The Fund is new and has not paid any brokerage commissions as of the date of this SAI.
Directed Brokerage. The Fund is also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund. The Fund is new and has not paid any brokerage commissions as of the date of this SAI.
Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Declaration of Trust authorizes the issuance of an unlimited number of funds and Shares of the Fund. Each Share of the Fund represents an equal proportionate interest in the Fund with any given Share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation, which is owned by its member firms, including international broker dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
LIMITATION OF TRUSTEES’ LIABILITY
The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, Director, partner, officer, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent provided by law and in the manner provided in the By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS
The Trust issues and sells Shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The NAV of the Fund’s Shares is calculated each Business Day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time on each day that the New York Stock Exchange is open. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the New York Stock Exchange and Trust are open for business.
Fund Deposits. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposits (based on information at the end of the previous Business

Day) for the Fund. Such Fund Deposits are subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Creation Unit changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. However, there will be no intraday changes to Deposit Securities or Deposit Cash except to correct errors in the published list.
The Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.
On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting (“custom orders”). The Trust may in its discretion require an Authorized Participant to purchase Creation Units of the Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of the Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 3:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day, as designated in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Order Placement Date provided that the order is placed in proper form prior to the applicable cut-off time and the Deposit Cash, as applicable, and the Cash Component in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or Deposit Cash, as applicable, and the Cash Component in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting there from. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of

Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. The fees discussed above may not be enough to cover the costs associated with the transaction. In this instance the costs would be borne by the Fund and would decrease the Fund’s net asset value.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Redemption requests must be placed by or through an Authorized Participant. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300. This is regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.]
DETERMINATION OF NAV
Net asset value per Share for the Fun is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Fund Services and determined at the close of the regular trading session on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 3:00 p.m. Hong Kong time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code to preserve the Fund’s eligibility for treatment as a RIC, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
FEDERAL INCOME TAXES
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local or foreign taxes.
For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Shares for U.S. federal income tax purposes that is for U.S. federal income tax purposes:

•an individual who is a citizen or resident of the United States;

•a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

For purposes of this discussion, a “Non-U.S. shareholder” means a beneficial owner of Shares for U.S. federal income tax purposes that is neither a U.S. shareholder nor a partnership (or other entity classified as a partnership for U.S. federal income tax purposes).

If a partnership (or other entity classified as a partnership, for U.S. federal income tax purposes) holds Shares, the treatment of the partnership and each partner for U.S. federal income tax purposes generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in Shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to U.S. federal income tax on its investment company taxable income and capital gain, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs)

of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy.
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its investment company taxable income and may distribute its capital gain for any taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity from the Trust in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In addition, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to U.S. federal income tax at the regular 21% corporate rate without any deduction for distributions to shareholders. In addition, its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to U.S. federal income tax imposed at corporate rates will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the U.S. federal and excise tax, but can make no assurances that all such tax liability will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid U.S. federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to U.S. federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on that undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their adjusted tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
Taxation of Shareholders – Distributions. The Fund intends to distribute, no less than annually, to its U.S. shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund U.S. shareholders regardless of whether the U.S. shareholder receives these distributions in cash or reinvests them in additional Shares.
The Fund (or your broker) will report to U.S. shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which, subject certain limitations and requirements, is taxable to non-corporate U.S. shareholders at rates of up to 20%.
Distributions from the Fund’s net capital gain will be taxable to U.S. shareholders at long-term capital gains rates, regardless of how long U.S. shareholders have held their Shares.
Qualified dividend income includes, in general and, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF, an underlying fund taxable as a RIC, or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund, or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the U.S. shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to U.S. shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to U.S. shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by U.S. shareholders on December 31 of the calendar year in which it was declared.
U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for U.S. federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain U.S. shareholders that are estates and trusts.
U.S. Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable U.S. shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the U.S. shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual U.S. shareholders and will not be eligible for the dividends received deduction for corporate U.S. shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to U.S. shareholders. A return of capital distribution will generally not be taxable, but will reduce each U.S. shareholder’s adjusted tax basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a U.S. shareholder’s adjusted tax basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the U.S. shareholder’s Shares.
Taxation of U.S. Shareholders – Sale of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the U.S. shareholder of long-term capital gain (including any amounts credited to the U.S. shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The adjusted tax basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the adjusted tax basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares.

Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Futures Contracts. The tax treatment of certain contracts (including regulated futures contracts) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, Section 1256 contracts held by the Fund at the end of each taxable year (and for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gains or losses are treated as ordinary or 60/40 gains or losses, as appropriate.
Transactions in futures undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund is not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.
More generally, investments by the Fund in futures contracts are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by the Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.
Commodity-Linked Instruments and Investment in a Cayman Islands Subsidiary. As discussed above in “Subsidiary Risk”, the Fund intends to achieve commodity exposure through investment in a wholly-owned foreign subsidiary (the “Subsidiary”). The Subsidiary is classified as a corporation and is treated as a “controlled foreign corporation” (“CFC”) for U.S. federal income tax purposes. The Fund will limit its investments in its Subsidiary in the aggregate to 25% of the Fund’s total assets at the end of each quarter. The Fund does not expect that income from its investment in its Subsidiary will be eligible to be treated as qualified dividend income or that distributions from its Subsidiary will be eligible for the corporate dividends-received deduction. If the Fund’s investments in its Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund may no longer be eligible to be treated as a RIC under Subchapter M of the code. The Adviser will carefully monitor the Fund’s investments in the subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the subsidiary at the end of each tax quarter. The Fund intends to invest in complex derivatives for which there is not clear guidance from the Internal Revenue Service (“IRS”) as to the calculation of such investments under the asset diversification test applicable to RICs. There are no assurances that the IRS will agree with the Fund’s calculation under the asset diversification test which could cause the Fund to fail to qualify as a RIC.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions
It is expected that the Subsidiary will neither be subject to taxation on its net income in the same manner as a corporation formed in the United States nor subject to branch profits tax on the income and gain derived from its activities in the United States. A foreign corporation will generally not be subject to such taxation unless it is engaged in or is treated as engaged in a U.S. trade or business. The Subsidiary expects to operate in a manner such that it is not so engaged or so treated.
In general, a foreign corporation that is not engaged in and is not treated as engaged in a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the jurisdiction in which any Subsidiary is (or would be) resident that would reduce this rate of withholding tax. Income subject to such a flat tax is of a fixed or determinable annual or periodic nature and includes dividends and interest income. Certain types of income are specifically exempted from the 30% tax and thus withholding is not required on payments of such income to a foreign corporation. The 30% tax generally does not apply to capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30% tax also does not apply to interest which qualifies as “portfolio interest.” Very generally, the term portfolio interest includes U.S.-source interest (including OID) on an obligation in registered form, and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Code.
The Foreign Account Tax Compliance Act (“FATCA”) generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income (“withholdable payments”) paid to “foreign financial institutions” and certain other non-U.S. entities when those entities fail to satisfy the applicable account documentation, information reporting, withholding, registration, certification and/or other requirements applicable to their status under FATCA. A Subsidiary will be subject to the 30% withholding tax in respect of any withholdable payment it receives if it fails to satisfy these requirements, as may be applicable to the Subsidiary. The Subsidiary expects to satisfy these requirements, as may be applicable to it, so as to avoid this additional 30% withholding.
A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investment in its Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” and any “global intangible low-taxed income” or (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures) in commodities, and receipts with respect to securities loans. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in its Subsidiary and recognizes subpart F income or GILTI in excess of actual cash distributions from such the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. Subpart F income also includes the excess of gains over losses from transactions (including futures) in commodities.
The Fund’s recognition of any subpart F income or GILTI from an investment in its Subsidiary will increase the Fund’s tax basis in such subsidiary. Distributions by a Subsidiary to the Fund, including in redemption of its Subsidiary’s shares, will be tax free, to the extent of its Subsidiary’s previously undistributed subpart F income or GILTI, and will correspondingly reduce the Fund’s tax basis in its Subsidiary, and any distributions in excess of the Fund’s tax basis in its Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of its Subsidiary will not be currently recognized. The Fund’s investment in its Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of such subsidiary’s income. If a net loss is realized by a Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a Subsidiary cannot be carried forward by such Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by a Subsidiary.
Under Treasury regulations, subpart F inclusions included in the Fund’s annual income for U.S. federal income purposes will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities of currencies.
Foreign Investments and Taxes. Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Foreign Currency Transaction. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. In certain circumstances, the Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although the Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If the Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund Shares.
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investments in Exchange-Traded Funds. The Fund may invest in exchange-traded funds, including exchange-traded funds registered under the 1940 Act (“Underlying ETFs”). Some such Underlying ETFs will be treated as regulated investment companies for federal income tax purposes (each such Underlying ETF, an “Underlying RIC”). In such cases, the Fund’s income and gains will normally consist, in whole or part, of dividends and other distributions from the Underlying RICs and gains and losses on the disposition of shares of the Underlying RICs. The amount of income and capital gains realized by the Fund and in turn the Fund’s shareholders in respect of the Fund’s investments in Underlying RICs may be greater than such amounts would have been had the Fund invested directly in the investments held by the Underlying RICs, rather than in the shares of the Underlying RICs. Similarly, the character of such income and gains (e.g., long-term capital gain, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the investments held by the Underlying RICs.
To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund that invests in the Underlying RIC will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares in the Underlying RIC in a transaction qualifying for sale or exchange treatment. Moreover, when the Fund makes such a disposition, any loss it recognizes will be a capital loss. The Fund will not be able to offset any capital losses from its dispositions of shares of the Underlying RIC against its ordinary income (including distributions deriving from net short-term capital gains realized by the Underlying RIC). In addition, a portion of such capital loss may be long-term, which will first offset the Fund’s capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.
In the event that the Fund invests in an Underlying RIC that is not publicly offered within the meaning of the Code, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC.
The Fund may invest in one or more exchange-traded funds that invest in commodities or options, futures, or forwards with respect to commodities, and are treated as QPTPs for federal income tax purposes. As noted above, the Fund is limited to investing no more than 25% of the value of its total assets in the securities of one or more QPTPs. Although income from QPTPs is generally qualifying income, if an ETF intending to qualify as a QPTP fails to so qualify and is treated as a partnership for U.S. federal income tax purposes, a portion of its income may not be qualifying income. It is also possible that an ETF intending to qualify as a QPTP will be treated as a corporation for federal income tax purposes. In such a case, it will be potentially liable for an entity-level corporate income tax, which will adversely affect the return thereon. There can be no guarantee that any ETF will be successful in qualifying as a QPTP. In addition, there is little regulatory guidance concerning the application of the rules governing qualification as a QPTP, and it is possible that future guidance may adversely affect the qualification of ETFs as QPTPs. The Fund’s ability to pursue an investment strategy that involves investments in QPTPs may be limited by that Fund’s intention to qualify as a RIC, and may bear adversely on that Fund’s ability to so qualify.
The Fund may invest in exchange-traded funds that are organized as commodity trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities, and issues shares that are traded on a securities exchange. When the pool of physical commodities is fixed, exchange traded commodity trusts are treated as transparent for U.S. federal income tax purposes, and thus, the Fund will be treated as holding its share of an exchange traded commodity trust’s assets for purpose of determining whether the Fund meets the 90% gross income test described above. As with other investments in commodities, investments in exchange traded commodity trusts may generate non-qualifying income for purposes of this test. As a result, the Fund’s investments in exchange traded commodity trusts can be limited by the Fund’s intention to qualify as a RIC, and can bear adversely on the Fund’s ability to so qualify.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability.
Non-U.S. Shareholders. In general, distributions of a Fund's “investment company taxable income” to a Non-U.S. shareholder generally are subject to withholding of U.S. federal tax at a 30% rate (or a lower rate provided by an applicable treaty) to the extent of the Fund's current or accumulated earnings and profits unless an applicable exception applies. No withholding will be required with respect to such distributions if (i) the distributions are properly reported to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided, however, that any of a Fund's distributions will qualify for this exemption. If such distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if a treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), the Fund will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
Actual or deemed distributions of a Fund's net capital gains to a Non-U.S. shareholder if properly reported by the Fund as capital gain dividends, and gains realized by a Non-U.S. shareholder upon the sale, exchange or other taxable disposition of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder's allocable share of the corporate-level U.S. federal income tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

If any actual or deemed distributions of a Fund's net capital gains, or any gains realized upon the sale, exchange or other taxable disposition of Shares, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. shareholder. For a corporate Non-U.S. shareholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale, exchange or other taxable disposition of Shares that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Non-U.S. shareholders generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale or other taxable disposition of Shares.

If a Fund were unable to qualify for treatment as a RIC, any distributions by the Fund would be treated as dividends to the extent of its current and accumulated earnings and profits. The Fund would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a Non-U.S. shareholder that is not effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Non-U.S. shareholder's adjusted tax basis, and any remaining distributions would be treated as a gain from the sale of the Non-U.S. shareholder's Shares subject to taxation as discussed above.

Backup Withholding. The amount of dividends that a Fund pays to any Non-U.S. shareholder will be reported to the Non-U.S. shareholder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. shareholder resides. However, a Non-U.S. shareholder generally will not be subject to backup withholding and certain other information reporting with respect to payments that the Fund makes to the Non-U.S. shareholder, provided that the Fund does not have actual knowledge or reason to know that such Non-U.S. shareholder is a “United States person,” within the meaning of the Code, and the Non-U.S. shareholder has given the Fund or the dividend paying agent an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

FATCA. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued.

The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner that is a specified U.S. person or provide the withholding agent with identifying information on each greater than 10% U.S. owner that is a specified U.S. person. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their Shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Taxation of Authorized Participants. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the

80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Because each shareholder’s tax situation is different, prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.
State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.
FINANCIAL STATEMENTS
Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund’s Annual Report at no charge by calling (800) 658-1070 or through the Fund’s website at www.KellyETFs.com.
Cohen & Company, Ltd. is the Fund’s independent registered public accounting firm. Cohen & Company, Ltd. will audit the Fund’s annual financial statements, once the Fund becomes operational. A copy of the Fund’s Annual Report, once available, may be obtained upon request and without charge by writing or by calling the Fund at (800) 658-1070 or through the Fund’s website www.KellyETFs.com.

APPENDIX A

Proxy Voting
The Fund’s Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser (“Kelly”).
Kelly, as a matter of policy and as a fiduciary to clients, has responsibility for voting proxies for Fund securities consistent with the best economic interests of the clients. Kelly maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and make appropriate disclosures about the firm’s proxy policies and practices. Kelly’s policy and practice include the responsibility to vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
•Responsibility
The CCO has the responsibility for the implementation and monitoring of Kelly’s proxy voting policy, practices, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. To assist Kelly in its responsibility for voting proxies and the overall proxy voting process, Kelly has retained Glass Lewis as an expert in the proxy voting and corporate governance area. Glass Lewis is an unaffiliated, independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.
The services provided by Glass Lewis include in-depth research, global issuer analysis, voting recommendations as well as vote execution and reporting and recordkeeping. In addition to conducting initial due diligence on Glass Lewis, Kelly will monitor and review such services at least annually; evaluating any conflicts of interest, consistency of voting with the guidelines, fees, disclosures, among other necessary items. All proxies and the status of each vote are available to clients and subject to review by Kelly and are subject to quarterly testing. To the extent applicable, Glass Lewis will process all proxy votes in accordance with the pre-determined benchmark proxy voting guidelines.
•Voting Guidelines
Glass Lewis’s policy formulation process collects feedback from a diverse range of market participants. The Glass Lewis Policy Board uses the input to develop its draft policy updates on emerging governance issues each year. The pre-determined benchmark proxy voting guidelines are maintained and implemented by Glass Lewis and are extensive lists of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. The pre-determined benchmark proxy voting guidelines contain explicit direction on how the proxies are to be voted. For other issues, the decision about how to vote may be decided on a case-by-case basis using criteria contained in the pre-determined benchmark proxy voting guidelines.
Glass Lewis will be performing the analysis of each vote and will vote the issues based on the pre-determined benchmark proxy voting guidelines. Generally, the proxies are voted in accordance with the voting recommendations contained in the pre-determined benchmark proxy voting guidelines.
Kelly has instructed Glass Lewis to vote as described above unless the following conditions apply:
-The CCO has decided to override the Glass Lewis vote recommendation for a client based on his/her own determination that the client would best be served by casting a vote contrary to the Glass Lewis recommendation. Such decision will be documented by Kelly and communicated to Glass Lewis; or

-Glass Lewis does not provide a vote recommendation, in which case Kelly will independently determine how a particular issue should be voted. In these instances, Kelly, through the CCO, will document the reason(s) used in determining a vote and communicate Kelly’s voting instruction to Glass Lewis.

A full description of each pre-determined benchmark proxy voting guideline and voting policy is available upon request
•Disclosure
Kelly will provide information in its Fund Documents summarizing its proxy voting policy and procedures. Annually, the Trust will file an N-PX that provides detail as to how the Fund voted related to different securities they hold. The N-PX is filed each year for the trailing 12-month period ending June 30. Kelly Funds are required by the SEC to file the form N-PX no later than August 31 of each year.
•Conflicts of Interest
Kelly will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Kelly with the issuer of each security to determine if Kelly or any of its employees has any financial, business or personal relationship with the issuer.
In circumstances when there may be a material conflict of interest between Kelly’s interests and clients’ interests in how proxies are voted (such as, when Kelly knows that the proxy issuer is also a Kelly client), Kelly will vote the proxies in accordance with the recommendations of Glass Lewis’ pre-determined benchmark proxy voting guidelines. Because the guidelines are pre-determined by Glass Lewis and designed to be in the best interest of shareholders, application of the pre-determined guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest.
In the event that Glass Lewis itself has a conflict and thus, is unable to provide a recommendation, the CCO will make a voting recommendation and submit the proxy.
Kelly will maintain a record of the voting resolution of any conflict of interest.
•Lending
Kelly will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of Kelly’s consent on a material matter affecting the investment. In determining whether to call stock loans, Kelly shall consider whether the benefit to a Fund in voting the matter outweighs the benefit to the Fund in keeping the stock on loan.
•Oversight of Service Provider
The CCO is responsible for the oversight of Glass Lewis. When determining whether to retain, or continue to retain, Glass Lewis, Kelly will consider whether Glass Lewis has the capacity and competency to adequately perform the services for which it was retained. This determination will include, among other things, consideration of (i) Glass Lewis’ process and methodology in formulating proxy voting recommendations and guidelines, and (ii) how it monitors and addresses the integrity of the information on which Glass Lewis bases its analysis. Kelly will report to the Board of Trustees (the “Board”) of the Trust at least annually the basis for its determination to retain, or continue to retain, Glass Lewis.
Kelly will employ reasonable measures to determine whether Glass Lewis is casting (or abstaining from) votes consistent with its benchmark proxy voting guidelines. Kelly must have a reasonable basis for concluding that voting determinations made pursuant to this policy are not based on materially inaccurate or incomplete information.

Kelly will also periodically perform due diligence to assess Glass Lewis’ ability to adequately analyze proxy issues, manage its conflicts of interest and satisfy its contractual obligations to Kelly. In order to make this assessment, Kelly shall consider, among other things:
-Glass Lewis’ oversight structure and personnel performing services on behalf of Kelly;
-Policies, procedures and related controls, including those that ensure vote recommendations are in accordance with Glass Lewis’ benchmark proxy voting guidelines and are based on current and accurate information, and any changes to the benchmark proxy voting guidelines since the date of the last due diligence review;
-Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and
-Changes in Glass Lewis’ business and specific conflicts of interest in order to reasonably determine whether Glass Lewis’ conflicts of interest may materially and adversely affect Kelly’s clients and, if so, whether any action should be taken as a result.
•Recordkeeping
Kelly, in accordance with SEC recordkeeping rules, shall maintain for a period of at least five (5) years from the end of the fiscal year voted: a record of each proxy statement received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information, a copy of any written response and all documents prepared by Kelly regarding votes cast in contradiction to the pre-determined benchmark proxy voting guidelines, and all proxy voting policies and procedures and any amendments.
Where a proxy proposal raises a material conflict between the interests of Kelly, any affiliated person(s) of Kelly, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Kelly will resolve the conflict by voting in accordance with the policy guidelines outlined by Glass Lewis or at the Fund’s directive using the recommendation of another independent third party. If the third party’s recommendations are not received in a timely fashion, Kelly will abstain from voting.
Kelly will use leverage its engagement with Glass Lewis to complete and file Form N–PX (Form N-PX). Annually Kelly shall send voting information to the Fund’s Administrator who shall file Form N-PX with the SEC.

Strategic Trust

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on August 5, 2021.
		(ii)	Amended and Restated Declaration of Trust was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on October 15, 2021.
		(iii)	Certificate of Amendment to the Certificate of Trust — Filed herewith.
(b)			Amended and Restated Bylaws were previously filed and are herein incorporated by reference from Post-Effective Amendment No. 11 filed with the SEC on May 24, 2023.
(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)
Investment Advisory Agreement between Strategic Trust and the funds listed on Appendix A was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.

		(ii)	Investment Advisory Agreement between Kelly Ethereum Ether Strategy, Ltd. and Kelly Strategic Management, LLC, dated September 28, 2023 - Filed herewith.
		(iii)	Second Amendment to the Investment Advisory Agreement dated November 2, 2021, by and between Strategic Trust and Kelly Strategic Management, LLC, - Filed herewith.
	(2)		Sub-Advisory Agreement (US Fund) dated September 28, 2023 by and between Kelly Strategic Management, LLC and Teucrium Investment Advisors, LLC — Filed herewith.
	(3)		Sub-Advisory Agreement (Cayman Fund) dated September 28, 2023 by and between Kelly Strategic Management, LLC and Teucrium Investment Advisors, LLC — Filed herewith.
(e)	(1)	(i)	Form of Distribution Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
		(ii)	First Amendment to Distribution Agreement - Filed herewith.
	(2)		Form of Authorized Participant Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)		Custody Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
	(2)		First Amendment to the ETF Custody Agreement, dated as of December 20, 2021 by and between Strategic Trust and U.S. Bank National Association - Filed herewith.
(h)	(1)	(i)	Fund Administration Servicing Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
		(ii)	First Amendment to Fund Administration Servicing Agreement, dated December 20, 2021 between Strategic Trust and U.S. Bancorp Fund Services, LLC - Filed herewith.
		(iii)	Addendum to the Fund Administration Servicing Agreement dated December 20, 2021 between Strategic Trust and U.S. Bancorp Fund Services, LLC - Filed herewith.
	(2)	(i)	Fund Accounting Services Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.

		(ii)	First Amendment to ETF Fund Accounting Servicing Agreement dated as of December 20, 2021, by and between Strategic Trust and U.S. Bancorp Fund Services, LLC - Filed herewith.
	(3)	(i)	Transfer Agent Servicing Agreement was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
		(ii)	First Amendment to Transfer Agent Servicing Agreement - Filed herewith.
	(4)		Power of Attorney
		(i)	Power of Attorney for Ethan Powell was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on October 15, 2021.
		(ii)	Power of Attorney for Mathew Patterson was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on October 15, 2021.
		(iii)	Power of Attorney for Marcie McVeigh, dated December 16, 2022, was filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on December 22, 2022.
(i)			Legal Opinions.
	(1)		Opinion and Consent of Counsel — Filed herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Not Applicable.
(k)			Omitted Financial Statements - Not Applicable.
(l)			Agreement Relating to Initial Capital was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
(m)	(1)		Form of Rule 12b-1 Plan was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
(n)			Rule 18f-3 Plan — Not Applicable.
(o)			Reserved.
(p)			Code of Ethics.
	(1)		Code of Ethics for Registrant was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
	(2)		Code of Ethics for Adviser was previously filed and is herein incorporated by reference from the Registration Statement on Form N-1A filed with the SEC on November 15, 2021.
	(3)		Code of Ethics for Sub-Adviser, Teucrium Investment Advisors, LLC - Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Kelly Strategic Management LLC (the “Adviser”) serves as the investment adviser for series within the Strategic Trust. The principal business address of the Adviser is 7887 East Belleview Ave., Suite 1100, Denver, Colorado, 80111. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Form ADV for the Adviser may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.AdvisorShares Trust
10.AFA Multi-Manager Credit Fund
11.AGF Investments Trust
12.AIM ETF Products Trust
13.Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.AlphaCentric Prime Meridian Income Fund
15.American Century ETF Trust
16.Amplify ETF Trust
17.Applied Finance Core Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.ARK ETF Trust
21.ARK Venture Fund
22.ASYMmetric ETFs Trust
23.B.A.D. ETF, Series of Listed Funds Trust
24.Bitwise Funds Trust
25.Bluestone Community Development Fund
26.BondBloxx ETF Trust
27.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
28.Bridgeway Funds, Inc.
29.Brinker Capital Destinations Trust
30.Brookfield Real Assets Income Fund Inc.
31.Build Funds Trust
32.Calamos Convertible and High Income Fund
33.Calamos Convertible Opportunities and Income Fund
34.Calamos Dynamic Convertible and Income Fund
35.Calamos ETF Trust
36.Calamos Global Dynamic Income Fund
37.Calamos Global Total Return Fund
38.Calamos Strategic Total Return Fund
39.Carlyle Tactical Private Credit Fund

40.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
41.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
42.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
43.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
44.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
45.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
46.Center Coast Brookfield MLP & Energy Infrastructure Fund
47.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
48.Clifford Capital International Value Fund, Series of World Funds Trust
49.Clifford Capital Partners Fund, Series of World Funds Trust
50.Cliffwater Corporate Lending Fund
51.Cliffwater Enhanced Lending Fund
52.Cohen & Steers Infrastructure Fund, Inc.
53.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
54.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
55.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
56.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
57.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
58.Davis Fundamental ETF Trust
59.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
60.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
64.Defiance Quantum ETF, Series of ETF Series Solutions
65.Direxion Shares ETF Trust
66.Dividend Performers ETF, Series of Listed Funds Trust
67.Dodge & Cox Funds
68.DoubleLine ETF Trust
69.DoubleLine Opportunistic Credit Fund
70.DoubleLine Yield Opportunities Fund
71.DriveWealth ETF Trust
72.EIP Investment Trust
73.Ellington Income Opportunities Fund
74.ETF Opportunities Trust
75.Evanston Alternative Opportunities Fund
76.Exchange Listed Funds Trust
77.Fiera Capital Series Trust
78.FlexShares Trust
79.Forum Funds
80.Forum Funds II
81.Forum Real Estate Income Fund
82.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
83.Grayscale Future of Finance ETF, Series of ETF Series Solutions
84.Grizzle Growth ETF, Series of Listed Funds Trust
85.Guinness Atkinson Funds
86.Harbor ETF Trust
87.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
88.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
89.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
90.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
91.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
92.IDX Funds
93.Innovator ETFs Trust

94.Ironwood Institutional Multi-Strategy Fund LLC
95.Ironwood Multi-Strategy Fund LLC
96.John Hancock Exchange-Traded Fund Trust
97.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.Merk Stagflation ETF, Series of Listed Funds Trust
104.Milliman Variable Insurance Trust
105.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
109.Morgan Stanley ETF Trust
110.Morningstar Funds Trust
111.OTG Latin American Fund, Series of World Funds Trust
112.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
113.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
118.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
119.Palmer Square Opportunistic Income Fund
120.Partners Group Private Income Opportunities, LLC
121.Performance Trust Mutual Funds, Series of Trust for Professional Managers
122.Perkins Discovery Fund, Series of World Funds Trust
123.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
124.Plan Investment Fund, Inc.
125.PMC Core Fixed Income Fund, Series of Trust for Professional Managers
126.PMC Diversified Equity Fund, Series of Trust for Professional Managers
127.Point Bridge America First ETF, Series of ETF Series Solutions
128.Preferred-Plus ETF, Series of Listed Funds Trust
129.Putnam ETF Trust
130.Quaker Investment Trust
131.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
133.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
134.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
135.Renaissance Capital Greenwich Funds
136.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
137.Reynolds Funds, Inc.
138.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
139.RiverNorth Patriot ETF, Series of Listed Funds Trust
140.RMB Investors Trust
141.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
142.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
143.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
144.Roundhill BIG Bank ETF, Series of Listed Funds Trust
145.Roundhill BIG Tech ETF, Series of Listed Funds Trust
146.Roundhill Cannabis ETF, Series of Listed Funds Trust
147.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust

148.Roundhill MEME ETF, Series of Listed Funds Trust
149.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
150.Roundhill Video Games ETF, Series of Listed Funds Trust
151.Rule One Fund, Series of World Funds Trust
152.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
153.SHP ETF Trust
154.Six Circles Trust
155.Sound Shore Fund, Inc.
156.Sparrow Funds
157.Spear Alpha ETF, Series of Listed Funds Trust
158.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
159.STF Tactical Growth ETF, Series of Listed Funds Trust
160.Strategic Trust
161.Strategy Shares
162.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
163.Syntax ETF Trust
164.Tekla World Healthcare Fund
165.Tema ETF Trust
166.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
167.Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
168.Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
169.The Community Development Fund
170.The Finite Solar Finance Fund
171.The Private Shares Fund
172.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.Third Avenue Trust
174.Third Avenue Variable Series Trust
175.Tidal ETF Trust
176.Tidal Trust II
177.TIFF Investment Program
178.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
179.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
180.Timothy Plan International ETF, Series of The Timothy Plan
181.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
182.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
183.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
184.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
185.Total Fund Solution
186.Touchstone ETF Trust
187.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
188.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
189.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
192.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
195.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
196.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
197.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
198.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
199.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
200.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
201.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

202.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
203.U.S. Global Investors Funds
204.Union Street Partners Value Fund, Series of World Funds Trust
205.Variant Alternative Income Fund
206.Variant Impact Fund
207.VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
208.VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
209.VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
210.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
212.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
213.VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
214.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
216.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
218.VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
219.VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
220.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
221.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
222.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
223.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
225.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
226.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
227.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
228.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
229.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
230.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
231.Volatility Shares Trust
232.West Loop Realty Fund, Series of Investment Managers Series Trust
233.Wilshire Mutual Funds, Inc.
234.Wilshire Variable Insurance Trust
235.WisdomTree Digital Trust
236.WisdomTree Trust
237.WST Investment Trust
238.XAI Octagon Floating Rate & Alternative Income Term Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Investment Adviser	Kelly Strategic Management, LLC 7887 East Belleview Ave., Suite 1100 Denver, Colorado 80111
Registrant’s Investment Sub-Adviser	Teucrium Investment Advisors, LLC Three Main Street, Suite 215 Burlington, Vermont 05401
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100, Portland, Maine 04101

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

The Registrant will file by amendment to the registration statement certified financial statements showing the initial capital for the Trust. The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders once available, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies it has duly caused this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado, on the 29th day of September, 2023.

STRATEGIC TRUST

By: /s/ Kevin Kelly
Kevin Kelly
Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on September 29, 2023, by the following persons in the capacities indicated.

Signature	Title	Date

/s/ Kevin Kelly
Kevin Kelly	President, Principal Executive Officer and Trustee	September 29, 2023

/s/ Marcie McVeigh
Marcie McVeigh	Treasurer, Principal Financial Officer and Principal Accounting Officer	September 29, 2023

Matthew Patterson*
Matthew Patterson	Trustee	September 29, 2023

Ethan Powell*
Ethan Powell	Trustee	September 29, 2023

*By: /s/ Kevin Kelly
Kevin Kelly, Attorney-in-Fact by Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Certificate of Amendment to the Certificate of Trust	99.a.1.iii
Investment Advisory Agreement between Kelly Ethereum Ether Strategy, Ltd. and Kelly Strategic Management, LLC, dated September 28, 2023.	99.d.1.ii
Second Amendment to the Investment Advisory Agreement dated November 2, 2021, by and between Strategic Trust and Kelly Strategic Management, LLC.	99.d.1.iii
Sub-Advisory Agreement (US Fund) dated September 28, 2023 by and between Kelly Strategic Management, LLC and Teucrium Investment Advisors, LLC.	99.d.2
Sub-Advisory Agreement (Cayman Fund) dated September 28, 2023 by and between Kelly Strategic Management, LLC and Teucrium Investment Advisors, LLC	99.d.3
First Amendment to Distribution Agreement	99.e.1.ii
First Amendment to the ETF Custody Agreement, dated as of December 20, 2021 by and between Strategic Trust and U.S. Bank National Association	99.g.2
First Amendment to Fund Administration Servicing Agreement, dated December 20, 2021 between Strategic Trust and U.S. Bancorp Fund Services, LLC	99.h.1.ii
Addendum to the Fund Administration Servicing Agreement dated December 20, 2021 between Strategic Trust and U.S. Bancorp Fund Services, LLC	99.h.1.iii
First Amendment to ETF Fund Accounting Servicing Agreement dated as of December 20, 2021, by and between Strategic Trust and U.S. Bancorp Fund Services, LLC	99.h.2.ii
First Amendment to Transfer Agent Servicing Agreement	99.h.3.ii
Opinion and Consent of Counsel	99.i.1
Code of Ethics for the Sub-Adviser, Teucrium Investment Advisors, LLC.	99.p.3